                           MANULIFE SERIES FUND, INC.











                                   [ARTWORK]









                               1995 Annual Report








                                     [LOGO]

                               MANULIFE FINANCIAL

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy the variable contracts funded by the Separate Accounts of The Manufacturers Life Insurance
Company of America which invests in Manulife Series Fund,
Inc., unless accompanied or preceded by the current Portfolio
Review and prospectus for the respective Separate Account and the Manulife Series Fund, Inc.


Variable contracts of The Manufacturers Life Insurance
Company of America are distributed by their affiliated broker/dealer, ManEquity, Inc., and other broker/dealers appointed by ManEquity, Inc.

          CONTENTS

          Shareholder Letter                       2

          Management Discussion and Analysis       4

          Portfolio Review:
              Emerging Growth Equity Fund          6
              Common Stock Fund                    7
              Real Estate Securities Fund          8
              Balanced Assets Fund                 9
              Capital Growth Bond Fund            10
              Money-Market Fund                   11
              International Fund                  12
              Pacific Rim Emerging Markets Fund   14

          Comparison to Selected Indices          15

          Statement of Investments:
              Emerging Growth Equity Fund         20
              Common Stock Fund                   22
              Real Estate Securities Fund         24
              Balanced Assets Fund                25
              Capital Growth Bond Fund            29
              Money-Market Fund                   31
              International Fund                  32
              Pacific Rim Emerging Markets Fund   36

          Statements of Assets and Liabilities    38

          Statements of Operations                40

          Statements of Changes in Net Assets     42

          Notes to Financial Statements           45

          Directors and Officers                  59

                           MANULIFE SERIES FUND, INC.


Dear Shareholder:

It was an excellent year for both equity and fixed-income investors in 1995, especially after the declines suffered in 1994. The first half of 1995 was an exceptional turnaround for both equity and fixed-income investors, with both markets returning to a firmer footing. The momentum from the first half of 1995 continued through to the end of the year, with both equity and fixed-income markets posting impressive results.

While the first half of 1995 saw many records broken, the results in the second half were even more impressive. The Dow Jones Industrial Average broke 5,000 for the first time on November 22 -- just nine months after crossing 4,000. The Dow finished the year at an astonishing 5117.12, up 33.45%. The S&P 500 closed the year at 615.93, up 37.58%, and the NASDAQ Composite Index closed the year at 1052.13, up 39.92%. Fixed-income investors also faired extremely well in 1995, posting the third-best annual total return since the 1920's.

The second half of 1995 confirmed many of the positive developments that occurred in the first half of the year. The deficit has become a priority for both the Republican-dominated Congress and the Clinton administration. In fact, the President has accepted the notion of balancing the budget over seven years, even if he remains at odds with the Congress over how best to achieve this. Admittedly, the lack of agreement on how to achieve the budget targets is unsettling for the markets, nonetheless it does appear clear that the budget issue, however resolved, will remain a positive development for the markets.

Another very positive development was that the Federal Reserve managed to engineer the much anticipated "soft-landing." The very fact that the Fed was able to do this and achieve the economic climate it created -- moderate economic growth with low inflation -- was ideal for investors.

The Manulife Series Fund's performance in 1995 has also been very positive. After a very slow start in the first half of the year, the Emerging Growth Equity Fund and Common Stock Fund made up significant ground in the second half of the year relative to their indices. In fact, the Emerging Growth Equity Fund was Lipper Analytical Services Inc.'s top-performing fund in the "Growth" category for five-year performance.* While small cap stocks did not fare quite as well as their large cap counterparts during 1995, the Emerging Growth Equity Fund returned 27.75%** for the year. The Common Stock Fund's 29.23%** return reflected the higher returns achieved by large cap stocks during the year.

The Capital Growth Bond Fund also had a very good year, finishing at 20.24%,** an outstanding return especially considering the overall high quality of the portfolio. The Balanced Assets Fund returned 24.69%,** reflecting the excellent results on both the equity and fixed-income funds. Our International Fund and Pacific Rim Emerging Markets Funds also fared well in the context of international markets, but clearly the story in 1995 was with the domestic markets. The Pacific Rim Emerging Markets Fund was another of Lipper's top-performing funds in the "Pacific Region" category for one-year performance.+

The Manufacturers Life Insurance Company of America, issuer of Manulife Financial's variable products, has also been hard at work adding value to the products it offers. In September, it made available a five-year no-lapse guarantee on its Venture VUL (formerly Horizon Variable Universal Life) product for both existing and new customers. This new, optional product feature provides downside protection in the event of market fluctuations. If certain minimum premium requirements are met, it guarantees that the life insurance coverage will not lapse in the first five policy years, regardless of fund performance.

In addition, The Manufacturers Life Insurance Company of America intends to add to its variable universal life insurance products eight new investment accounts.++ Seven of the new funds will be managed by four world-class fund managers: Fidelity Management Trust Company; Goldman Sachs Asset Management; Salomon Brothers Asset Management Inc.; and Wellington Management Company. The addition of these fund options has been made possible through the participation of the variable universal life products in the Venture group of variable products pioneered by Manulife Financial's new subsidiary, North American Security Life Insurance Company ("NASL"). NASL is a U.S.-based subsidiary of North American Life Assurance Company which merged with Manulife Financial on January 1, 1996. As a result of the merger and our ability to join the Venture group of products, we are able to benefit from NASL's established relationships with these fund managers. At the same time, Manulife Series Fund, Inc. is adding the Equity Index Fund, whose results are intended to track the S&P 500, as an option for its variable universal life policyowners.++

Certainly, 1995 was an exceptional year for the financial markets, for Manulife Series Fund, Inc. and for Manulife

Financial. The merger of our parent, Manulife Financial, with North American Life, has created an incredibly strong company ready to face the challenges we meet as we move toward the next century and beyond. More specifically, it has allowed The Manufacturers Life Insurance Company of America the opportunity to provide its variable life insurance policyholders with more investment options. If you haven't already been contacted by your registered representative about these new developments, please feel free to get in touch with him or her, or contact us directly at P.O. Box 600, Niagara Square Station, Buffalo, NY 14201-0600 or at 1-800-VARILINE (1-800-827-4546).


Sincerely,


[ARTWORK]

Donald A. Guloien
President
Manulife Series Fund, Inc.
February, 1996











* Emerging Growth Equity Fund performance summary: 5 year: No. 1 of 48 funds surveyed. For 1 year performance the fund ranked 72 of 98 funds surveyed and for 10 year performance 10 of 28 funds surveyed.

** Past performance is not indicative of future results. Returns do not reflect insurance related expenses and charges. Results would be lower if those expenses and charges were included.

+ Pacific Rim Emerging Markets Fund performance summary: 1 year: No. 1 of 5 funds surveyed. The inception date of the Pacific Rim Emerging Markets Fund is October 4, 1994.

++ Capital Account, Director 2000, Variable Annuity and Lifestyle Variable Annuity policyholders will initially not have access to any of the new funds. Plans are underway to provide these fund options for Variable Annuity and Lifestyle Variable Annuity policyowners.

                           MANULIFE SERIES FUND, INC.


                       MANAGEMENT DISCUSSION AND ANALYSIS

Investors will remember 1995 with much satisfaction as both bond and equity markets produced stellar results. Bond market investors were particularly pleased since they had experienced the worst market in decades the previous year. The Federal Reserve was behind this favorable performance as it reversed its modestly restrictive monetary policy posture at mid-year when it lowered the Fed Funds rate. Towards year-end the Fed's attempts to fine tune an economic "soft landing" appeared to be working. By the time all the performance figures were tallied, many satiated investors wondered how a second year of such great absolute performance in both bond and stock markets could occur.

Capital markets set their sights on the Fed's monetary policy. Bond markets saw a slowing economy coupled with benign inflation and reasoned that the Fed would cut rates. However, incipient strength from 1994 induced the Fed to boost the Fed Funds rate 50 basis points in February to 6%. The market ignored this move and long-term treasury yields actually fell during the month. There had been signs of weakness as economists had begun to lower their economic growth projections and inflation targets in response to the negative impact of rising interest rates of the previous year on the cyclical sectors like auto and home-building. Second quarter Gross Domestic Product (GDP) data confirmed the markets' suspicions about a weakening economy as it inched forward at a desultory 0.7% annualized rate. The third quarter saw a rebound of sorts as GDP rose a still modest 3%. Fourth quarter estimates are around 1% with about the same projected for the first quarter of 1996.

Long rates fell in every month, but July. Perversely, July was the month when the Fed cut the Fed Funds rate 25 basis points to 5.75%. At that time economic data was mixed and the bond market, having rallied very strongly (long treasury yields had dropped to the 6.5% area from 7.9%), began to have second thoughts about its move, and rates rebounded to near 7%. August brought resumption of the rally with long treasury rates ending the year near 6%.

The stock market took its cue from the bond market and ignored the economy. Low interest rates (backed by continued low inflation) mean investors can value stocks at higher prices. Corporate restructurings and low wage increases helped to keep profits rising at a healthy level in most sectors. Corporate takeovers also boosted stock prices, notably in the media and communications, health and financial sectors. Technology stocks for the first nine months did extraordinarily well and, even after that, any stock associated with the "Internet" enjoyed tremendous popularity and saw valuations driven to extremely high levels. In general, stock market valuations are not excessive on a price/earnings multiple at current interest rate levels. Yet, there are nagging concerns such as: (i) dividend yields have never been this low this century without a correction, and (ii) we have not gone this long (five years) without at least a 10% market correction.

Capital markets generally coped well with financial shocks. The Orange County bankruptcy and the Mexican devaluation came at the end of 1994, but spilled into 1995 with little impact. Other shocks included: the failure of the UK Barings Bank; the decline of the dollar to a post war low of Y.81 before closing the year at Y.101; the Japanese bank's bad loan problems and the Fed's forcing the closing of Daiwa Bank's US operations because it covered up large trading losses.

Politics rocked the markets at year-end when the Administration and Congress couldn't agree on a Budget. Needing cash to pay civil servants, but unable to raise more because it had reached the maximum debt ceiling, the government laid off workers and closed non-critical operations. This left enough cash to pay the interest on its debt. As both sides use much political rhetoric to buttress their positions, it seems inconceivable that the world's AAA yardstick, the US Treasury, will renege on its debt. The politicians are likely to find some way to compromise their positions.

Inflation remained essentially under wraps for 1995. Since late 1991 the Consumer Price Index has stayed near the 3% level. The so called core rate of inflation - excluding food and energy - while it has ticked higher recently, is still near 3%. Commodity inflation has been mixed. The main stories here are surging grain prices as a result of low inventories, moderate crop yields and strong demands. Petroleum prices spurted late in the year as cold weather boosted demand.

Continued corporate restructurings, reorganizations and so called "re-engineering" helped keep inflation in check in 1995. These reorganizations lead to employee layoffs which have numerous consequences. One is high productivity and low unit labor costs which, coupled with a low dollar, make the US economy extremely competitive. Another consequence is that wage increases have been kept relatively low, while monthly employment gains averaged about 140,000 in 1995, a very modest sum. These have limited consumers' income gains and have put a lid on their ability to spend. Wages and salaries grew about 5% in 1995 versus 6.4% in 1994. Total retail sales in 1995 rose about 5% compared to 7.8% in 1994. Given that inflation rates were similar in both years, the retail environment was ferocious. Retailers have minimal ability to pass on price increases because consumers cannot pay more. A consequence of this is reduced retail margins.

                           MANULIFE SERIES FUND, INC.


                       MANAGEMENT DISCUSSION AND ANALYSIS

Business investment spending, which had been the mainstay of the economy since the recovery began, is now projected to give much more modest support in 1996 as manufacturing capacity is expanding much faster than demand. Inventories are still a bit higher than desired notably in the retail sector where Christmas sales were weaker than expected. The foreign sector which was a modest negative in 1995 will likely continue to have a minor impact. Weak growth in Europe, Canada and Mexico will be mitigated by a continued inventory correction that will reduce imports.

There are no notable imbalances in the economy, so an end to the recovery does not seem near. Lower short-term rates early in 1996 seem to be in the cards as the momentum in the economy waned as the year progressed. Industrial production which began the year strongly, up 6.3% year over year, ended 1995 with a year over year gain of about 2%. Interest sensitive sectors of the economy should do well in the first half of 1996. This should be sufficient to rejuvenate the consumer and get the economy back on a faster growth path. At this time, most indicators suggest that the extended recovery will continue with some potential for a modest pick up in economic activity. However, if the economy does not recover, government officials may have to respond with a greater degree of fiscal and monetary stimulus than is currently anticipated.

                           MANULIFE SERIES FUND, INC.

                          EMERGING GROWTH EQUITY FUND

The Emerging Growth Equity Fund returned 27.75% for 1995 versus 39.92% for the NASDAQ Composite Index and 31.54% for the Lipper Small Company Growth Average. During the year, the net assets for the Fund grew by 67% to $162.4 million.

Smaller capitalization stocks started 1995 lagging their large capitalization counterparts on the heels of a falling dollar and concerns over the future pace of domestic growth. Indeed, economic growth slowed considerably versus 1994 with the Fed having raised short-term interest rates seven times in the course of a year. As news of a slowing economy began to take hold early in the year, investors began to concentrate ownership in those companies that were less heavily dependent on the US economic cycle. This generally did not bode well for smaller capitalization names which typically rely more heavily on domestic growth to drive earnings. These concerns however, failed to impact the wireless cable sector of the market which saw a sharp rally in the first few months of the year. The Emerging Growth Equity Fund was able to participate fully in the rally, which came on the heels of a number of small acquisition announcements.

In the second quarter, smaller stocks rallied sharply and by mid-way through the year most small-cap averages had caught-up to the larger stock averages. The Fund's relative performance during this period was negatively impacted by its large exposure to a number of the healthcare names which were subject to a sharp correction. The Fund was also negatively affected by an underweight position in the technology sector which produced strong gains, late in the first half of the year.

During the second half of the year, the Emerging Growth Equity Fund performed much better as the tables reversed. Healthcare stocks produced solid gains while technology weakened throughout the second half. The Emerging Growth Equity Fund was positively impacted by the Fund's relatively overweight position in healthcare and underweight position in technology. Small capitalization stocks, in general, continued to move higher in the third quarter as the rally in the equity market broadened throughout the year. A strong positive turn for the US dollar also gave an added boost to smaller domestic companies during this period.

Overall, small capitalization stocks had an excellent year in 1995 despite falling behind the large-cap averages. The overwhelming trend throughout 1995 was toward a slowing economy and a weak dollar early in the year which caused many investors to focus on large multinational companies. Multinational companies often benefit from a declining dollar and are less dependent on the US economic cycle resulting in more stable earnings. High levels of initial public offerings (IPO's) throughout the year also held back small capitalization stocks as IPO's tend to compete for the same pool of money. This had the effect of reducing the potential demand for existing small capitalization stocks.

Heading into 1996, small capitalization stocks continue to be attractively valued relative to their large-cap counterparts. In particular, small-cap growth stocks appear well-positioned to produce strong earnings growth in an environment of weaker corporate profits. Furthermore, we remain encouraged by the prospects for a capital gains tax cut which should provide longer-term benefits to small-cap investors.

INVESTMENT OBJECTIVE: The fund has a growth investment style, typically investing in companies whose earnings are expected to grow at a faster than average rate. It deploys assets utilizing a quantitative investment style which emphasizes small capitalization companies exhibiting high earnings growth and earnings momentum.

PORTFOLIO SUMMARY

   Net Assets                   $162.4 million
   Number of Equity Issues                  80
   Number of Short-Term Issues               6


ASSET MIX DISTRIBUTION

                                   [FIGURE 1]

Common Stock 94.9%
Cash and Other 5.1%


10 LARGEST EQUITY HOLDINGS

COMPANY                           INDUSTRY                      % OF FUND
Teltrend Inc.                     Communications Equipment         2.89%
American Medical Response         Hospital Management              2.08%
Inphynet Medical Management Inc.  Hospital Management              2.08%
BHC Financial Inc.                Finance: Consumer & Other        2.08%
ITI Technologies Inc.             Communications Equipment         2.00%
Mobilemedia Corp.                 Telephone                        1.98%
Belden Inc.                       Electrical Equipment             1.96%
Global Star Telecom               Telephone                        1.96%
Arch Communications Group         Telephone                        1.85%
Blyth Industries Inc.             Household Products               1.83%

                           MANULIFE SERIES FUND, INC.


                               COMMON STOCK FUND

The Common Stock Fund returned 29.23% for 1995 versus 37.58% for the Adjusted Standard & Poor's 500 Index (including dividends). During the year, the net assets for the Fund grew by 75% to $61.0 million.

1995 began with the equity market taking its cue from bonds, as clear signs of the economy losing steam produced a sharp rally in the bond market which lasted throughout the year. Indeed, economic growth slowed considerably from 1994's torrid pace, as prior Fed interest rate hikes at last took hold. Both retail sales and housing were the first to show signs of a slowdown, with the manufacturing sector following suit as the first half of the year wore on. As the economic slowdown broadened, unemployment began to tick up as less economic activity meant fewer jobs. Market participants quickly began to anticipate that the Fed may, indeed, lower short-term interest rates driving bond prices even higher.

Lower interest rates, coupled with a number of large scale mergers and acquisitions in the paper, entertainment and technology area, along with continued strong corporate earnings, all helped to propel stocks to record highs in the first six months of the year.

During the first half of the year, leadership came from the high-flying technology sector as well as interest sensitive financials and consumer staples stocks. With economic growth slowing, consumer cyclical stocks showed poor relative returns as did utility and energy stocks.

The Common Stock Fund's relative performance during the first six months of the year was negatively impacted by the Fund's underweighted exposure to the interest sensitive sector which faired particularly well throughout the first half of the year. More importantly however, was the Fund's emphasis on the healthcare sector where a sharp correction took place and severely impacted performance.

In the second half of the year the equity markets continued to post record highs on the heels of a continued rally in treasury bonds caused by further signs of a slowing economy. The Federal Reserve responded early in July, lowering the Federal Funds Rate by 25 basis points. For the most part, corporate earnings remained strong despite weakening economic activity as many companies continued their restructuring efforts. Inflation, which had remained subdued throughout the first part of the year, continued to do so giving rise to yet another Fed Rate cut in December, bringing the Federal Funds rate down to 5.50%. The decline in rates came, despite increased political tensions throughout the fourth quarter, as both the White House and a Republican Congress battled over deficit reform. As of year-end, a compromise had yet to be reached.

The strongest gains were made in the healthcare sector followed by energy and capital goods. Profit taking in the technology sector caused many of the high-flying technology stocks to give back much of their year long gains. The retail sector also faired poorly due to a continued slowdown in consumer spending which lasted throughout most of the year.

In the second half of the year, the Common Stocks Fund's relative performance was positively impacted by superior stock selection within the technology sector while avoiding a sharp correction in many of the high-flying semi-conductor names. Relative performance was also aided by the Fund's increased exposure to the interest sensitive sectors which continued through to year-end.

Overall, 1995 was an excellent year for the stock market. Throughout the year, the overwhelming trend was toward a slowing economy as well as a persistent decline in inflationary expectations which allowed long-term interest rates to fall substantially. This, coupled with a continuation of strong corporate profits and an increase in merger and acquisition activity all helped to fuel one of the best years on record for the equity market.

INVESTMENT OBJECTIVE: The fund emphasizes a disciplined quantitative approach to growth investing. It seeks financially secure industry leaders, which exhibit strong earnings growth, often concentrating assets within large capitalization companies.

PORTFOLIO SUMMARY
    Net Assets                   $61.0 million
    Number of Equity Issues                 87
    Number of Short-Term Issues             10


ASSET MIX DISTRIBUTION


                                   [FIGURE 2]


Common Stock 91.2%
Cash and Other 8.8%


10 LARGEST EQUITY HOLDINGS

COMPANY                            INDUSTRY                      % OF FUND
Nynex Corp.                        Telephone                       1.99%
Exxon Corp.                        Energy                          1.98%
Philip Morris Companies Inc.       Tobacco                         1.85%
Mobil Corp. (Rights)               Energy                          1.84%
Gillette Co.                       Personal Care                   1.79%
MCI Communications Corp.           Telephone                       1.71%
Atlantic Richfield Co.             Energy                          1.71%
American International Group Inc.  Finance: Insurance              1.66%
General Electric Co.               Electrical Equipment            1.59%
Fluor Corp. (Rights)               Engineering & Construction      1.49%

                           MANULIFE SERIES FUND, INC.

                          REAL ESTATE SECURITIES FUND

The Real Estate Securities Fund returned 15.14% for 1995 versus 18.31% for the National Association of Real Estate's All REIT (NAREIT) Index and 13.82% for the Lipper Real Estate Fund Average. During the year, the net assets for the Fund grew 23% to $52.4 million.

The real estate securities market began 1995 on a relatively flat note. During the first few months of the year, investors began to see evidence of a slowing economy which caused long-term interest rates to fall. Lower rates coupled with a strong job market early in the year should have provided a solid fundamental base for real estate securities to rally. However, these positive fundamentals were not sufficient enough to offset the negative psychology in the real estate securities market. Beginning in the second quarter, the REIT market finally began to rally, as expectations for lower short-term interest rates along with a powerful rally in the bond market provided the necessary ingredients for real estate securities to rally.

In the first half of the year, the Real Estate Securities Fund substantially benefited from the correct decision to overweight the homebuilders, which extended their late first quarter gains through the second quarter. In fact, the homebuilding stocks were the first to respond to lower long-term interest rates, with the REITs rallying more in the second quarter of the year. The Fund's exposure to the homebuilders more than offset its underweighted exposure to the office/industrial sector of the REIT market which faired particularly well during the first six months. As of June 30, 1995 the Real Estate Securities Fund had gained 5.85%.

In the second half of the year the real estate securities market continued to move higher as both short and long-term interest rates moved lower. Signs that investors were slowly returning to the real estate market coupled with tight supply conditions in a select few sectors of the market gave a real boost to REIT share prices in the second half of the year. The rally did not occur gradually, or broadly, however, as REIT share prices faced a sharp correction in the month of October. This was primarily due to the retail sector of the REIT market which witnessed a number of apparel retailers seek bankruptcy protection in the second half of the year. This caused the dividend yield on the average REIT to widen substantially relative to the yield on 10-year treasury securities. As interest rates continued to fall throughout the quarter, REIT yields began to look particularly attractive causing investors to aggressively purchase REITs beginning in mid-November. Indeed, REIT share prices outperformed the stock market in the final month of the year. Lower mortgage rates coupled with expectations of higher corporate earnings also caused many of the homebuilding stocks to extend their first half gains.

In the second half of the year the Real Estate Securities Fund substantially benefited from the correct decision to add a storage REIT to the portfolio as well as adding to the office/industrial sector. The Fund's emphasis on the hotel/lodging sector did negatively impact Fund performance in the latest quarter as continued evidence of a slowing economy hurt some select hotel/lodging stocks.

For the year as a whole, the relative underperformance versus the NAREIT All REIT Index was solely due to the stellar performance of mortgaged-backed securities which are included in the NAREIT All REIT Index, which the Fund does not invest in. For the full year, the Real Estate Securities Fund outperformed the Lipper Real Estate Fund Average.

INVESTMENT OBJECTIVE: The fund seeks a combination of long-term growth through capital appreciation, and satisfactory current income, by investing predominately in well managed financially secure Real Estate Investment Trusts (REITs) and the common stock of real estate related issuers.

PORTFOLIO SUMMARY
     Net Assets                   $52.4 million
     Number of Equity Issues                 43
     Number of Short-Term Issues              3


ASSET MIX DISTRIBUTION


                                   [FIGURE 3]


Finance (Other REITs) 59.3%
Building 14.0%
Other Corporate 10.8%
Finance (Healthcare REITs) 9.1%
Cash and Other 6.8%


10 LARGEST EQUITY HOLDINGS

COMPANY                            INDUSTRY                       % OF FUND
La Quinta Inns Inc.                Lodging & Restaurants            3.94%
Red Lion Hotels Inc.               Lodging & Restaurants            3.62%
Centerpoint Properties Corp.       Finance: Real Estate             3.17%
Home Depot Inc.                    Retail                           3.15%
JP Realty Inc.                     Finance: Real Estate             3.11%
United Dominion Realty Trust Inc.  Finance: Real Estate             3.11%
Fleetwood Enterprises Inc.         Building                         3.06%
National Health Invs Inc.          Finance: Healthcare              3.06%
Irvine Apartment Communities Inc.  Finance: Real Estate             3.05%
Sun Communities Inc.               Finance: Real Estate             3.04%

                           MANULIFE SERIES FUND, INC.


                              BALANCED ASSETS FUND

The Balanced Assets Fund returned 24.69% for 1995 versus 25.16% for the Lipper Balanced Fund Index. During the year, the net assets for the Fund grew by 48% to $110.8 million.

Overall, 1995 was an excellent year for both the stock and bond markets. Throughout the year, the overwhelming trend was toward a slowing economy, as well as a persistent decline in inflationary expectations, which allowed long-term interest rates to fall substantially. This, coupled with a continuation of strong corporate profits and an increase in merger and acquisition activity all helped to fuel one of the best years, on record, for both the debt and equity markets.

The target mix of the fund was 50/45/5 stocks/bonds/cash, respectively. No changes in the target mix occurred throughout the year. As of December 31, 1995 the actual mix of the fund was 46/45/9. (Note that within the bond portion of the fund, the portfolio manager may hold cash as part of the strategy of managing movements in interest rates).

Given a cautious view on the stock and bond markets, a 5% cash target weighting was held throughout the year. This move proved somewhat premature as both the stock and bond markets posted strong gains.

During the first six months of the year, the equity portion of the Balanced Assets Fund was negatively impacted by the Fund's underweighted exposure to the interest sensitive sector which faired particularly well throughout the first half of the year. More importantly, however, was the Fund's emphasis on the healthcare sector where a sharp correction took place and adversely impacted performance. In the second half of the year, however, relative performance was positively impacted by superior stock selection within the technology sector while at the same time avoiding a sharp correction in many of the high-flying semi-conductor names. Performance was also aided by the Fund's increased exposure to the interest sensitive sector which continued to rally in the second half of the year.

The performance of the fixed-income portion of the Fund was negatively impacted by its underweighting in the corporate bond sector. While exposure to corporate bonds was selectively increased throughout the year, a heavier weighting would have been desirable. Corporate bonds generally outperformed Treasuries during the year. To a lesser extent, two premature market timing calls caused some underperformance in the Fund as the market moved in the opposite direction. However, the bond portion of the Fund had strong relative performance to its peers and therefore contributed positively to the performance of the Balanced Assets Fund.

With the market rally of 1995, this position would have benefited the Fund. The Fund remained well diversified and had an average credit quality of AA3.

Given the economic and financial outlook, there are no planned changes in the respective equity, fixed-income and cash target weightings.

INVESTMENT OBJECTIVE: The fund seeks intermediate- and long-term growth through capital appreciation and income by investing in both investment grade debt and equity securities.

PORTFOLIO SUMMARY
   Net Assets                      $110.8 million
   Number of Equity Issues                     87
   Number of Fixed-Income Issues               47
   Number of Short-Term Issues                 11
   Average Quality (Fixed Income)             AA3


ASSET MIX DISTRIBUTION

                                   [FIGURE 4]


Common Stock 46.4%
Fixed Income 42.3%
Cash and Other 11.3%


10 LARGEST EQUITY HOLDINGS

COMPANY                             INDUSTRY                       % OF FUND
Exxon Corp.                         Energy                           1.07%
Mobil Corp. (Rights)                Energy                           1.05%
Nynex Corp.                         Telephone                        1.01%
MCI Communications Corp.            Telephone                        0.99%
American International Group Inc.   Finance: Insurance               0.96%
Philip Morris Companies Inc.        Tobacco                          0.94%
Gillette Co.                        Personal Care                    0.90%
United Healthcare Corp.             Hospital Management              0.88%
Atlantic Richfield Co.              Energy                           0.84%
General Electric Co.                Electrical Equipment             0.83%

                           MANULIFE SERIES FUND, INC.


                            CAPITAL GROWTH BOND FUND

The Capital Growth Bond Fund returned 20.24% for 1995 versus 21.69% for the Salomon Brothers Corporate Bond Index. During the year, the net assets of the Fund grew by 27% to $42.7 million.

Long-term interest rates as represented by the 30-year US Treasury bond fell 193 basis points over the year to close at a yield of 5.95%. The yield on the 2-year Treasury note over the same period fell 254 basis points.

Interest rates rose initially in the first quarter of the year as economic indicators continued to show strength. Investors were concerned that economic growth might lead to higher rates of inflation. On February 1, the Fed raised both the Fed Funds and the Discount rates by 50 basis points to 6% and 5.25%, respectively. The increase marked the seventh and final time the Fed would raise rates before lowering them later in 1995. Subsequent to the rate increase signs of economic slowing began to appear in the housing and auto sectors, as consumers began to rein in spending. Employment growth also weakened. The market subsequently rallied through to the end of the second quarter, as investors felt that the Fed was succeeding in bringing economic growth to a more sustainable level while keeping inflation under control. On July 6 the Fed dropped short-term rates by 25 basis points, sighting that the monetary tightening initiated in early 1994 had resulted in receding inflationary pressures, enough to accommodate a modest adjustment in monetary conditions.

Shortly after the Fed rate cut, interest rates rose in the third quarter. While the rate of inflation remained low, some investors feared the pick up in economic activity would lead to higher rates of inflation. Investors pushed rates higher. With the supply from the auctions being absorbed, increased interest in bonds by Japanese investors, continued weakness in the economy and a low rate of inflation, the bond market rallied through to the end of the year. The rally was aided by a cut in short-term rates of 25 basis points by the Fed on December 20. The cut came as a surprise to some investors, as it was felt that no further cuts would be made until there was a resolution to the budget negotiations. Anticipating a favorable budget outcome, the bond market performed well. Continued slow growth and a low rate of inflation gave investors further support for their positive outlook on the bond market.

The term of the fund was kept in longer term stance for most of the first quarter in anticipation of falling rates. A shortening of term in early March, in anticipation of a short-term backup in rates, proved premature as the market continued to rally. The Fund was returned to a neutral stance and was not extended until early July when further drops in interest rates were expected. Unfortunately, the timing of this move was off as interest rose on investors fears of potential increases in the rate of inflation. The term of the Fund was returned to neutral for the remainder of the year.

The performance of corporate bonds in general over Treasuries was positive for the year. However, some sectors did perform poorly. Specifically, electric utilities and certain industrial credits did not do well. Increased competition in the electric utility industry, changing regulations, and a perception of increased credit risk caused stress in the sector. Within the industrial sector certain name specific credits suffered from event risk causing them to underperform. Other industrial sectors like cable and media had a banner year.

The Fund selectively increased its exposure to corporate bonds throughout the year in the better performing sectors. Exposure to industrials and yankees was increased, while exposure to the electric utility and telephone industries was reduced. In addition, exposure to callable bonds was reduced throughout the year as these bonds perform poorly in bond market rallies. While all these moves benefited the Fund, the continued underweighting of the corporate sector, was the primary reason for the Fund's underperformance relative to the Salomon Brothers Corporate Bond Index. Corporate bonds in general outperformed US Treasuries for 1995.

The fund was well-diversified and maintained an average credit quality of A1.

INVESTMENT OBJECTIVE: The fund seeks growth of capital, with income as a secondary consideration, by investing primarily in intermediate- and long-term corporate and government debt obligations of medium grade or better.

PORTFOLIO SUMMARY
    Net Assets                                $42.7 million
    Number of Fixed-Income Issues                        39
    Number of Short-Term Issues                           3
    Average Quality                                      A1
    Minimum Quality                BBB(15.6% of net assets)
    Average Maturity                             10.2 years


ASSET MIX DISTRIBUTION


                                   [FIGURE 5]


Cash, Short Term and Other 5.2%
Other Corporate 18.5%
Business Credit Institutions 7.3%
Banks 18.0%
Foreign Government 7.5%
Electric Utilities 9.5%
Personal Credit Institutions 9.8%
Treasuries 12.7%
Telephone 11.5%

                           MANULIFE SERIES FUND, INC.


                               MONEY-MARKET FUND

The Money-Market Fund returned 5.63% for 1995 versus 5.75% for the 90-day Treasury Bill Index. During the year, the net assets of the Fund grew by 48% to $36.0 million.

At the start of the year, investors anticipated more tightening moves by the Fed. Higher interest rates were deemed necessary to slow economic growth to a steady non-inflationary pace. On February 1, as widely expected, the Fed raised both the Fed Funds and Discount rates by 50 basis points to 6% and 5.25%, respectively. The Fund, which was kept short with an average maturity of 31 days, was well-positioned for the rate-hike.

During the second quarter, economic statistics indicated that the US economy had slowed considerably, inspiring fears of a possible recession. This prompted a rising speculation that the Fed might need to ease policy in order to stimulate the economy. As the probability of a rate-cut increased, the Fund began to purchase longer term securities. This helped to lengthen the average maturity of the Fund to 70 days by the end of May.

On July 6, the Fed, citing abating inflationary pressures, lowered the Fed Funds rate by 25 basis points to 5.75%. Money market yields fell sharply in response to market anticipation that there would be several more rate-cuts in the months ahead. The bill market started to price in further easing of policy of close to 50 basis points. However, to the disappointment of investors, the Federal Reserve's policy-making Open Market Committee did not take any policy actions at their meetings in either August, September or October.

Throughout this period, the Fund did not own any Treasury bills since they appeared to be overpriced. Instead, the Fund's assets were invested in Federal Agency securities and high-quality commercial paper.

Although the US economy expanded faster than expected in the third quarter, there were signs of sluggishness in the manufacturing sector and consumer spending. This, coupled with favorable inflation, prompted the Fed to ease again on December 19, cutting the Fed Funds rate by another 25 basis points to 5.5%, while the Discount rate was left unchanged at 5.25%.

The Money-Market Fund finished the year with an average maturity of 77 days. This reflected the fund manager's optimism that short-term interest rates will continue to fall in 1996.

INVESTMENT OBJECTIVE: The fund invests in high-quality money-market securities with maturities of one year or less.

PORTFOLIO SUMMARY
     Net Assets                          $36.0 million
     Number of Short-Term Issues                    22
     Average Maturity                          77 days


DISTRIBUTION OF ASSETS BY MATURITY
     1 - 30 Days                                 20.1%
     31 - 60 Days                                23.9%
     61 - 90 Days                                29.1%
     Over 90 Days                                26.9%


ASSET MIX DISTRIBUTION


                                   [FIGURE 6]


U.S. Government 54.0%
Telephone 4.1%
Canadian Government 12.7%
Beverages 4.1%
Energy 4.4%
Business Credit Institutions 12.4%
Personal Credit Institutions 8.3%

                           MANULIFE SERIES FUND, INC.


                               INTERNATIONAL FUND

The International Fund returned 11.28% for 1995 versus 11.50% for the Financial Times Actuaries World Index made up of a blend of 45% Europe (including the UK), 30% Pacific Rim (excluding Japan), and 25% Japan. During the year, the net assets of the Fund grew 69% to $19.0 million.

1995 has generally seen good performances from the world's equity markets, buoyed by hopes of cuts in interest rates as economic growth slowed and inflation remained subdued. Wall Street was particularly strong and this fed through to most of the other markets.

In Japan, however, equities ended the year only slightly up in yen terms after a strong second half rally. The weakness of the currency which had sparked the rise meant that Dollar investors suffered a small loss in the Japanese market in 1995. On the economic front, Japan is likely to remain sluggish for some time as domestic inventories are quite high and European economies are showing signs of slowdown. In addition, imports are continuing to grow rapidly. On the other hand, monetary policy is now genuinely loose and with inflation benign, there is every possibility that the Official Discount Rate will remain at 0.5% throughout much of 1996. On the corporate side, the worst effects of the yen's dramatic rise in the first half of the year now appear to be over, with companies reporting higher profits, and prospects are more optimistic that looser fiscal and monetary policies will have beneficial effects.

Elsewhere in the Far East, economic growth continues to be above that in other parts of the world. Although there are signs that some countries will be experiencing slowdowns during 1996, there was a recovery in many of the regions' equity markets during the fourth quarter. Despite concerns over economic growth, the Hong Kong index rose decisively through the 10,000 level on the back of liberalization of Chinese trading practices, the strength of Wall Street, and the prospect of further declines in interest rates. The Malaysian economy is still showing signs of overheating, and the market fell as the measures announced to slow the economy were deemed to be rather ineffective. Foreign investors looking for bargains then pushed the market up towards the end of the year, but the outlook for the beginning of 1996 is uncertain as interest rate hikes appear more likely. The Thai market took a downturn in the second half of the year as earnings tumbled, particularly in the property and finance sectors.

UK economic growth slowed sharply in 1995 and inflation surged briefly in September but has fallen back as pressure from input prices now seems to be subsiding. Equities rose to new all-time highs during the last quarter of the year helped by a strong performance from Wall Street, falling gilt yields, the prospect of lower interest rates (culminating in a 0.25% cut in mid-December), good corporate results and a surge in bid activity. Short-term interest rates look likely to fall further. This, and on-going corporate activity should underpin equities during the first part of the year.

The Swiss market finished the year, after a slow start, as the best performer among the world's major markets in dollar terms. Initially the strong currency hampered exporters, but the outlook brightened as interest rates fell and economic growth elsewhere in Europe started to look less robust. Equities also received a boost in the last quarter as concerns rose about the single European currency, capital was directed towards the Swiss currency, strengthening the currency which led to cuts in interest rates. Elsewhere in Europe, the German growth rate is already below trend which may justify a cut in the discount rate in the near future. At the moment economic fundamentals of low inflation and low growth should be most favorable to German Bonds, but unless monetary union prospects fade, the risk premium built into the longer end of the market will probably prevail. In this scenario higher-yielding European bond markets will probably outperform. The French market, which is underweighted in our portfolios, came under pressure during the last quarter as the Prime Minister announced measures to eliminate the annual welfare budget wand and there was widespread industrial unrest.

During 1996 the direction of interest rates will continue to play a vital role in determining the direction of the world's equity markets.

                           MANULIFE SERIES FUND, INC.


                               INTERNATIONAL FUND

INVESTMENT OBJECTIVE: The fund seeks to achieve long-term growth of capital by investing in a portfolio comprised primarily of common stock issued by companies located in Western Europe, Australia, the Far East, Mexico, and South America.

PORTFOLIO SUMMARY
    Net Assets                         $19.0 million
    Number of Equity Issues                      275
    Number of Fixed Income Issues                  4
    Number of Repurchase Agreements                1


ASSET MIX DISTRIBUTION BY COUNTRY
    Japan                                23.5%
    United States (cash and other)       16.3%
    United Kingdom                       11.6%
    Australia                             7.9%
    Hong Kong                             7.5%
    Malaysia                              5.9%
    Germany                               4.0%
    Switzerland                           3.9%
    Singapore                             3.7%
    France                                3.3%
    Netherlands                           2.8%
    Italy                                 1.8%
    Sweden                                1.8%
    Thailand                              1.5%
    Indonesia                             1.2%
    Belgium                               1.1%
    Spain                                 1.0%
    Denmark                               0.5%
    Norway                                0.4%
    Finland                               0.3%

                           MANULIFE SERIES FUND, INC.


                       PACIFIC RIM EMERGING MARKETS FUND

The Pacific Rim Emerging Markets Fund returned 11.47% for 1995 versus 8.59% for the Financial Times Actuaries World Index made up of a blend of 80% Pacific (excluding Japan) and 20% Japan. During the year, the net assets of the Fund grew 71% to $13.1 million.

After a cautious start to the year following the crisis in Mexico and the ensuing repatriation of money from the smaller emerging markets, Pacific Rim markets generally recovered over the second half of 1995. Economic growth in the region continues to be above-average, although Hong Kong equities came under pressure as the economy there slowed. Market sentiment was also adversely affected by rumors concerning loss of tax concessions on Chinese state owned and Sino-foreign joint ventures. However, the prospect of US interest rate cuts and the liberalization of Chinese trading practices sparked a round of bargain hunting. This together with a rampant Wall Street sent the Hang Seng Index decisively through the 10,000 level. US interest rates and the China factor remain the two most important elements determining the performance of the Hong Kong stock market in 1996. A further reduction in US rates would help stimulate the flow of monies back to equities, but could also lead to a more significant recovery in the Hong Kong economy and also the local property market.

The Indonesian market finished the year slightly ahead of where it started but this masked a good deal of volatility. Despite a positive economic outlook, the index was sent plummeting in the first half of the year by, among other things, the Mexico crisis and the Barings debacle. However, a strong US bond market and expectations of Fed Fund rate cuts helped support the market in the second half of the year. Thailand saw the reverse, with the market holding up quite well in the first six months of the year, but taking a downward turn in the last half of the year as earnings took a tumble, influenced by poor profits from the property and finance sectors. Growth should slow in 1996, but only slightly and is forecast at 8.6% and on fundamental grounds. Thai equities should still prove attractive.

The Malaysian economy continued to show signs of overheating throughout much of 1995. As the measures announced to slow the economy down seemed to be somewhat ineffective in addressing both domestic consumption and current account deficit problems, the equity market fell. Share prices were pushed up in the last quarter by foreign investors looking for bargains. Political uncertainty appears to have ended with the November elections eliminating all further rumors of political leadership struggles until 1999. With interest rate hikes likely in the first quarter of 1996, the market could be unsettled.

Gross Domestic Product growth in Australia decelerated as 1995 progressed and is forecast to come in at around 3.4% compared with 5.5% in 1994. The current account deficit peaked in the second quarter at A$8.1 billion and is expected to hit A$5.2 billion in the December quarter. Australian equities rose nearly 15% in local terms, with industrials which make up 66% of the index being helped by a rally in the bond market. The outlook for Australian equities looks reasonable as both inflation and money market rates are expected to hold steady.

Japanese equities were badly hit during the first half of 1995 as the yen strengthened convincingly against the dollar, hitting the export sector which struggled to be competitive. However, two interest rate cuts bringing the Official Discount Rate down to 0.5% and concerted intervention by the central banks turned the dollar around. This sparked a rally in the share markets and foreign investors switched money from the smaller Pacific Rim markets into Japan to rebuild their underweight portfolio positions. However, most of this rise was offset for dollar investors by the weakness of the yen against the dollar. The outlook for 1996 is more positive with companies expected to report higher profits and earnings and evidence beginning to accumulate that the property market is starting to emerge from its prolonged lethargy.

INVESTMENT OBJECTIVE: The fund seeks to achieve long-term growth of capital by investing in a diversified portfolio comprised primarily of common stock issued by companies located in the Pacific Rim, including Japan.

PORTFOLIO SUMMARY
      Net Assets                         $13.1 million
      Number of Equity Issues                      131
      Number of Fixed Income Issues                  2
      Number of Repurchase Agreements                1


ASSET MIX DISTRIBUTION BY COUNTRY
      Australia                                  23.0%
      Japan                                      16.3%
      Malaysia                                   15.3%
      Hong Kong                                  14.3%
      United States (cash and other)             14.2%
      Singapore                                   9.6%
      Thailand                                    4.5%
      Indonesia                                   2.8%

                         COMPARISON TO SELECTED INDICES

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                EMERGING GROWTH EQUITY FUND AND SELECTED INDICES
                SINCE INCEPTION -- JUNE 26/84 TO DECEMBER 31/95

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                   1 Year    5 Year    10 Year    Inception
                   27.75%    25.94%    14.82%       15.35%


                                 Lipper Small
            Manulife Series      Company Growth     NASDAQ Composite
            Fund* ($51,804)      Index ($46,480)    Index ($43,872)
------------------------------------------------------------------------
Inception   10,000               10,000.00          10,000
1984        10,541               10,380.00          10,320
1985        13,006               13,620.64          13,560
1986        12,148               14,388.84          14,550
1987        11,556               13,537.02          13,779
1988        13,514               16,107.70          15,901
1989        19,216               19,804.42          18,970
1990        16,352               17,845.76          15,593
1991        28,018               27,048.82          24,451
1992        34,131               30,440.74          28,240
1993        42,284               35,594.36          32,392
1994        40,551               35,335.00          31,355
1995        51,804               46,480.00          38,924


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      COMMON STOCK FUND AND SELECTED INDEX
                SINCE INCEPTION -- APRIL 30/87 TO DECEMBER 31/95

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                 1 Year     5 Year     10 Year     Inception
                 29.23%     14.15%       N.A.        9.91%



              Manulife                 Adjusted
            Series Fund*         Standard & Poor's 500
              ($22,694)                ($28,057)
-------------------------------------------------------------
              10,000                  10,000.00
1987           8,502                   8,751.00
1988           9,340                  10,204.54
1989          12,204                  13,438.36
1990          11,708                  13,021.77
1991          15,241                  16,989.50
1992          16,165                  18,284.10
1993          18,330                  20,127.14
1994          17,561                  20,393.00
1995          22,694                  28,057.00


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN
                REAL ESTATE SECURITIES FUND AND SELECTED INDICES
                SINCE INCEPTION -- APRIL 30/87 TO DECEMBER 31/95

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                  1 Year     5 Year     10 Year     Inception
                  15.14%     18.63%       N.A.        11.17%



                          National Association of
          Manulife         Real Estate All REIT             Adjusted
        Series Fund*          (NAREIT) Index          Standard & Poor's 500
          ($25,066)              ($16,934)                  ($28,057)
-------------------------------------------------------------------------------
          10,000                 10,000.00                 10,000.00
1987       9,158                  8,707.00                  8,751.00
1988      10,231                  9,696.12                 10,204.54
1989      11,176                  9,520.62                 13,438.36
1990      10,670                  7,868.79                 13,021.77
1991      15,054                 10,676.37                 16,989.50
1992      18,260                 11,976.75                 18,284.10
1993      22,389                 14,198.44                 20,127.14
1994      21,770                 14,313.00                 20,393.00
1995      25,066                 16,934.00                 28,057.00

                         COMPARISON TO SELECTED INDICES

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                   BALANCED ASSETS FUND AND SELECTED INDICES
                 SINCE INCEPTION -- JUNE 26/84 TO DECEMBER 31/95

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                  1 Year     5 Year     10 Year     Inception
                  24.69%     11.89%     10.37%       12.50%


                                         Salomon Brothers         Adjusted
                 Manulife Series          Corporate Bond       Standard & Poor's
                 Fund* ($38,841)          Index ($40,455)        500 ($58,948)
--------------------------------------------------------------------------------------
                     10,000                  10,000.00             10,000.00
1984                 11,376                  11,926.00             11,175.00
1985                 14,481                  14,906.31             14,720.83
1986                 16,993                  17,444.85             17,469.21
1987                 16,693                  17,805.96             18,386.34
1988                 17,963                  19,490.40             21,440.31
1989                 21,794                  22,211.26             28,234.74
1990                 22,147                  23,830.47             27,359.47
1991                 27,323                  28,234.34             35,695.90
1992                 29,020                  30,738.72             38,415.92
1993                 32,500                  34,464.25             42,288.25
1994                 31,150                  33,244.00             42,846.00
1995                 38,841                  40,455.00             58,948.00



             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                   CAPITAL GROWTH BOND FUND AND SELECTED INDEX
                 SINCE INCEPTION -- JUNE 26/84 TO DECEMBER 31/95

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                  1 Year     5 Year     10 Year     Inception
                  20.24%      9.37%      9.36%       11.52%


                                         Salomon Brothers
                 Manulife Series          Corporate Bond
                 Fund* ($35,112)          Index ($40,455)
------------------------------------------------------------
                     10,000                  10,000.00
1984                 11,373                  11,926.00
1985                 14,345                  14,906.31
1986                 17,554                  17,444.85
1987                 17,257                  17,805.96
1988                 18,489                  19,490.40
1989                 21,055                  22,211.26
1990                 22,440                  23,830.47
1991                 26,117                  28,234.34
1992                 27,655                  30,738.72
1993                 30,575                  34,464.25
1994                 29,202                  33,244.00
1995                 35,112                  40,455.00



             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                   MONEY-MARKET FUND AND SELECTED INDEX
                 SINCE INCEPTION -- JUNE 26/84 TO DECEMBER 31/95

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                  1 Year     5 Year     10 Year     Inception
                   5.63%      4.24%      5.66%        5.95%


                 Manulife Series              90-Day
                 Fund* ($19,463)      Treasury Bills ($19,847)
--------------------------------------------------------------
                     10,000                  10,000.00
1984                 10,478                  10,498.00
1985                 11,225                  11,318.94
1986                 11,907                  12,025.25
1987                 12,582                  12,734.74
1988                 13,470                  13,595.60
1989                 14,666                  14,768.90
1990                 15,813                  15,938.60
1991                 16,698                  16,855.07
1992                 17,266                  17,465.22
1993                 17,737                  18,004.90
1994                 18,426                  18,768.00
1995                 19,463                  19,847.00



* Results are net of investment advisory fee, deducted daily, at an annual rate of .50% (prior to 1987, .20%). The data shown indicate past performance and are not representative of expected future results. Actual investment return and principal value will fluctuate so that an investment in the fund when redeemed may be worth more or less than when purchased. Policy charges are not included. Results would be lower if they were.

                        COMPARISON TO SELECTED INDICES


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                    INTERNATIONAL FUND AND SELECTED INDICES
               SINCE INCEPTION -- OCTOBER 4/94 TO DECEMBER 31/95


                        AVERAGE ANNUAL TOTAL RETURN
                        ---------------------------
              1 Year     5 Year     10 Year     Inception
              11.28%      N.A.        N.A.        7.64%



                                 Financial Times
                                   Actuaries              Blended Financial
                Manulife          World Index              Times Acturaries
              Series Fund*     (excluding the U.S.)         World Index**
               ($10,957)            ($10,680)                 ($10,875)
--------------------------------------------------------------------------------
                10,000              10,000.00                  10,000.00
1994             9,846               9,878.00                   9,753.00
1995            10,957              10,680.00                  10,875.00


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PACIFIC RIM EMERGING MARKETS FUND AND SELECTED INDICES
               SINCE INCEPTION -- OCTOBER 4/94 TO DECEMBER 31/95

                         AVERAGE ANNUAL TOTAL RETURN
                         ---------------------------
                   1 Year     5 Year    10 Year   Inception
                   11.47%      N.A.      N.A.       4.17%




                                  Financial Times        Blended Financial
               Manulife            Actuaries World        Times Actuaries
             Series Fund*        Pacific Basin Index       World Index***
               ($10,519)              ($9,840)                ($10,030)
--------------------------------------------------------------------------------
                 10,000               10,000.00               10,000.00
1994              9,437                9,785.00                9,237.00
1995             10,519                9,840.00               10,030.00


* Results are net of investment advisor and expense fees. Investment advisory fees are deducted daily at an annual rate of 0.85% for each of the International Fund and Pacific Rim Emerging Markets Fund, and expense fees are deducted daily at a rate of up to 0.50% and 0.65%, respectively. The advisory fee will drop to 0.70% on assets in excess of $100 million. The data shown indicate past performance and are not representative of expected future results. Actual investment return and principal value will fluctuate so that an investment in the fund when redeemed may be worth more or less than when purchased. Policy charges are not included. Results would be lower if they were.

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                                 Intentionally

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                                       18

                            STATEMENT OF INVESTMENTS

                             & FINANCIAL STATEMENTS

EMERGING GROWTH EQUITY FUND

Statement of Investments as of December 31, 1995

--------------------------------------------------------------------------------------------------------------------------
COMMON STOCK                             SHARES      VALUE         COMMON STOCK                       SHARES     VALUE
                                                    (Note 2)                                                    (Note 2)
--------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY 2.4%                                                 ENGINEERING & CONSTRUCTION  1.2%
* Liposome Inc.                          131,100  $2,622,000       * American Buildings Co.            87,400  $1,966,500
* Neorx Corp.                            198,200   1,263,525                                                   ----------
                                                  ----------       ENTERTAINMENT  4.5%
                                                   3,885,525       * Grand Casinos Inc.                83,100   1,932,075
                                                  ----------       * Lodgenet Entertainment Corp.     228,200   2,167,900
BROADCASTERS 2.6%                                                  * Play by Play Toys &               87,200   1,275,300
* CAI Wireless Systems Inc.              246,375   2,371,359         Novelties
* Heartland Wireless Commun. Inc.         63,900   1,901,025       * Stratosphere Corp.               187,300   1,854,525
                                                  ----------                                                   ----------
                                                   4,272,384                                                    7,229,800
                                                  ----------                                                   ----------
BUILDING: MATERIAL & HOME 1.3%                                     FINANCE: CONSUMER & OTHERS 5.4%
  Texas Industries Inc. (Rights)          40,300   2,135,900         BHC Financial Inc.               187,800   3,371,400
                                                  ----------       * First Merchants                   97,200   1,798,200
CHEMICALS & FERTILIZERS 2.5%                                         Acceptance Corp.
* Cytec Industries Inc.                   43,500   2,713,312         National Data Corp.               63,100   1,561,725
* Tetra Technologies Inc.                 74,800   1,299,650       * Olympic Financial Limited        127,500   2,071,875
                                                  ----------                                                   ----------
                                                   4,012,962                                                    8,803,200
                                                  ----------                                                   ----------
COMMUNICATIONS EQUIPMENT 9.9%                                     FINANCE: INSURANCE 2.3%
* Allen Group Inc. (Rights)               83,200   1,861,600       * Capmac Holdings Inc.              53,600   1,346,700
* ITI Technologies Inc.                  109,000   3,242,750         Philadelphia Cons.               147,400   2,395,250
* Microcom Inc.                          104,000   2,704,000         Holding Corp.
* Network Equipment Tech (Rights)         53,700   1,470,038                                                   ----------
* Pairgain Technologies Inc.              38,200   2,091,450                                                    3,741,950
* Teltrend Inc.                          100,300   4,689,025                                                   ----------
                                                  ----------       HOSPITAL MANAGEMENT 7.5%
                                                  16,058,863       * American Medical                 104,100   3,383,250
                                                  ----------         Response
COMPUTER HARDWARE  2.9%                                             * Inphynet Medical                 140,500   3,372,000
* Pinnacle Systems Inc.                   53,600   1,326,600         Management Inc.
* S3 Inc.                                143,600   2,530,950       * Pet Practice Inc.                260,100   2,666,025
* Triquint Semiconductor Inc.             67,100     905,850       * Renal Treatment                   63,900   2,811,600
                                                  ----------         Centers Inc.
                                                   4,763,400                                                   ----------
                                                  ----------                                                   12,232,875
DRUGS  2.6%                                                                                                     ----------
* CIMA Labs Inc.                         120,000     720,000       HOSPITAL SUPPLY  3.4%
* Depotech Corp.                          74,200   1,428,350       * Circon Corp.                      26,800     542,700
* Matrix Pharmaceuticals                 110,800   2,077,500       * Diametrics Medical Inc.          183,700     895,537
                                                  ----------       * Instent Inc.                     157,000   2,355,000
                                                   4,225,850       * Ventritex Inc.                    99,300   1,725,337
                                                  ----------                                                   ----------
ELECTRICAL EQUIPMENT  2.3%                                                                                      5,518,574
* BTU International Inc.                 120,500     564,844                                                   ----------
  Belden Inc.                            123,900   3,190,425       HOUSEHOLD PRODUCTS  1.8%
                                                  ----------       * Blyth Industries Inc.            100,600   2,967,700
                                                   3,755,269                                                   ----------
                                                  ----------       LODGING &  RESTAURANTS  2.9%
ELECTRONICS  4.9%                                                   * Buffets Inc.                     102,600   1,410,750
* Advanced Energy Industries Inc.        133,800   1,204,200       * Prime Hospitality Corp.          268,200   2,682,000
* Cable Design Technologies Corp.         40,800   1,795,200       * Rock Bottom Restaurants Inc.      47,400     616,200
  Harman Int'l. Industries Inc.           21,400     858,675                                                   ----------
* LTX Corp.                              165,100   1,506,538                                                    4,708,950
* NU Horizons Electronics Corp.           51,000     905,250                                                   ----------
* Silicon VY Group Inc.                   67,100   1,694,275       MACHINERY 3.3%
                                                  ----------       * Raymond Corp.                    119,700   2,723,175
                                                   7,964,138       * FSI International Inc.           127,400   2,579,850
                                                  ----------                                                   ----------
                                                                                                                5,303,025
                                                                                                               ----------
*Non Income Producing Securities
See Accompanying Notes


-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK                             SHARES        VALUE       SHORT TERM INVESTMENTS             FACE AMOUNT     VALUE
                                                       (Note 2)                                                      (Note 2)
-------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING 5.6%                                                 U.S. GOVERNMENT AGENCIES 2.7%
* Altron Inc.                            80,500    $2,415,000         Federal Home Loan Bank
  BMC Industries Inc.                    70,000     1,627,500         5.320% due 05/17/1996             500,000       $489,877
* Electroglas Inc.                       97,500     2,388,750         Federal Home Loan
  LSI Industries Inc.                   170,100     2,721,600         Mortgage 5.670%
                                                  -----------         due 01/16/1996                  1,820,000      1,815,700
                                                    9,152,850         Federal Home Loan
                                                  -----------         Mortgage 5.580%
METALS & MINERALS 1.0%                                                due 02/12/1996                  2,000,000      1,986,980
  Cleveland Cliffs Inc. (Rights)         37,800     1,549,800                                                     ------------
                                                  -----------                                                        4,292,557
OFFICE EQUIPMENT 1.4%                                                                                             ------------
* Computer Products Inc.                 80,300       923,450      CANADIAN GOVERNMENT
* Metrologic Instruments Inc.           143,000     1,430,000      AGENCIES  0.7%
                                                  -----------         Canadian Wheat Board 5.630%
                                                    2,353,450         due 02/21/1996                  1,200,000      1,190,429
                                                  -----------                                                     ------------
OIL: SERVICES 1.5%                                                 BUSINESS CREDIT
  Camco International Inc.               16,800       470,400      INSTITUTIONS  0.6%
* Global Industries Inc.                 33,600     1,008,000         American Express Credit Corp.
* Pride Pete Services Inc.               94,100       999,813         5.650% due 02/28/1996           1,000,000        990,897
                                                  -----------                                                     ------------
                                                    2,478,213      PERSONAL CREDIT
                                                  -----------      INSTITUTIONS  0.8%
POLLUTION CONTROL 1.0%                                                Ford Motor Credit Corp. 5.690%
* Newpark Resources Inc.                 76,440     1,700,790         due 2/26/96                     1,300,000      1,288,494
                                                  -----------                                                     ------------
RETAIL 4.0%                                                        TOTAL SHORT TERM
* Brightpoint Inc.                      201,100     2,840,537      INVESTMENTS  4.8%                                 7,762,377
* Compusa Inc.                           53,500     1,665,187                                                     ------------
* Williams Sonoma Inc.                  103,500     1,914,750      TOTAL INVESTMENTS 99.7%                         161,858,889
                                                  -----------                                                     ------------
                                                    6,420,474      OTHER ASSETS LESS
                                                  -----------      LIABILITIES 0.3%                                    567,578
SOFTWARE 5.8%                                                                                                     ------------
* Lernout & Hauspie Speech                                         NET ASSETS - EQUIVALENT TO $23.10 PER
  Products                               54,300     1,520,400      SHARE BASED ON 7,030,732 SHARES
* CKS Group Inc.                         40,200     1,567,800      OF CAPITAL STOCK OUTSTANDING. 100.0%           $162,426,467
  Henry Jack & Assoc. Inc.              111,600     2,762,100                                                     ============
* Health Management Systems Inc.         34,350     1,339,650
* Rational Software Corp.                87,100     1,948,863
* Spectrum Holobyte Inc.                 45,500       295,750
                                                  -----------
                                                    9,434,563
                                                  -----------
TELEPHONE 7.6%
* Arch Communications Group Inc.        125,400     3,009,600
* Global Star Telecommunications         86,200     3,189,400
* Metrocall Inc.                        150,700     2,882,138
* Mobilemedia Corp.   Class 'A'         144,600     3,217,350
                                                  -----------
                                                   12,298,488
                                                  -----------
TEXTILES 2.7%
* Donnkenny Inc. Delaware                18,400       333,500
* Quiksilver Inc.                        73,700     2,519,619
  Wolverine World Wide Inc. (Rights)     48,700     1,534,050
                                                  -----------
                                                    4,387,169
                                                  -----------
TRANSPORTATION 0.6%
* Stolt Nielsen SA                       26,800       773,850
                                                  -----------
TOTAL COMMON STOCK 94.9%                          154,096,512
                                                  -----------

                               COMMON STOCK FUND
                Statement of Investments as of December 31, 1995

-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK                             SHARES     VALUE          COMMON STOCK                       SHARES     VALUE
                                                   (Note 2)                                                     (Note 2)
-------------------------------------------------------------------------------------------------------------------------
BEVERAGES  2.4%                                                   ELECTRONICS  5.3%
  Coca Cola Co.                           7,800    $579,150        * Applied Materials Inc.           14,700    $578,812
  Pepsico Inc.                           16,300     910,762        * Cabletron Systems Inc.            9,300     753,300
                                                  ---------        * LSI Logic Corp.                  16,100     527,275
                                                  1,489,912          Linear Technology Corp.          13,900     545,575
                                                  ---------        * 3COM Corp.                       17,900     834,587
CHEMICALS & FERTILIZERS   2.3%                                                                                 ---------
  Engelhard Corp.                        38,000     826,500                                                    3,239,549
  B. F. Goodrich Co. (Rights)             4,100     279,312                                                    ---------
  Hercules Inc.                           5,200     293,150        ENERGY  11.2%
                                                  ---------          Atlantic Richfield Co.            9,400   1,041,050
                                                  1,398,962          Chevron Corp.                    10,900     572,250
                                                  ---------          Exxon Corp.                      15,100   1,209,887
COMMUNICATIONS   0.9%                                                Halliburton Co.                  14,300     723,938
* Paging Network Inc.                    21,400     521,625          Mobil Corp.   (Rights)           10,000   1,120,000
                                                  ---------          Schlumberger Ltd.                10,700     740,975
COMPUTER HARDWARE   3.6%                                             Texaco Inc.                       8,400     659,400
* Cadence Design Systems Inc. (Rights)    6,700     281,400          Unocal Corp.                     26,300     765,988
* Digital Equipment Corp.                13,300     852,862                                                    ---------
* Silicon Graphics Inc.                  13,100     360,250                                                    6,833,488
* Sun Microsystems Inc.                  14,800     675,250                                                    ---------
                                                  ---------        ENGINEERING & CONSTRUCTION  2.5%
                                                  2,169,762          Dresser Industries Inc.
                                                  ---------          (Rights)                         25,000     609,375
CONGLOMERATES   0.3%                                                 Fluor Corp.   (Rights)           13,800     910,800
  ITT Industries Inc.                     8,400     201,600                                                    ---------
                                                  ---------                                                    1,520,175
DRUGS   5.8%                                                                                                   ---------
  Bristol Myers Squibb Co.                7,300     626,887        ENTERTAINMENT  3.6%
  Johnson & Johnson                       8,700     744,937          Carnival Corp.  Class 'A'        20,800     507,000
  Medtronic Inc.                         11,700     653,738          HBO & Co.                         2,600     199,225
  Pfizer Inc.                            12,800     806,400          ITT Corp. New                     8,400     445,200
* R P Scherer  Corp.  Delaware           14,200     697,575        * Promus Hotel Corp.               20,100     447,225
                                                  ---------        * Viacom Inc.   Class 'B'          12,300     582,713
                                                  3,529,537                                                    ---------
                                                  ---------                                                    2,181,363
ELECTRIC UTILITIES   4.8%                                                                                      ---------
  Dominion Resources Inc. Va.            13,000     536,250        FINANCE: BANKS  8.3%
  Duke Power Co.                         13,600     644,300          BankAmerica Corp.                 8,400     543,900
  FPL Group Inc.  (Rights)               15,500     718,812          Bankers Trust  N.Y. Corp.        10,100     671,650
  Pacific Gas & Electric Co.             19,900     564,662          Chemical Banking Corp.           11,200     658,000
  Southern Co.                           19,600     482,650          Citicorp                         12,700     854,075
                                                  ---------          Fleet Financial Group Inc.       15,700     639,775
                                                  2,946,674          MBNA Corp.                       13,300     490,438
                                                  ---------          J P Morgan  & Co. Inc.            6,700     537,675
ELECTRICAL EQUIPMENT  1.6%                                           Nationsbank Corp.                 9,800     682,325
  General Electric Co.                   13,500     972,000                                                    ---------
                                                  ---------                                                    5,077,838
                                                                                                               ---------
                                                                   FINANCE: CONSUMER &
                                                                     OTHER  1.4%
                                                                     T. Rowe Price & Assoc. Inc        1,500      73,875
                                                                     Travelers Group Inc.             12,700     798,513
                                                                                                               ---------
                                                                                                                 872,388
                                                                                                               ---------
                                                                   FINANCE: INSURANCE  4.1%
                                                                     American International           10,950   1,012,875
                                                                      Group Inc.
                                                                      Chubb Corp.                      6,000     580,500
                                                                      General Re Corp.                 3,300     511,500
                                                                      ITT Hartford Group Inc.          8,400     406,350
                                                                                                               ---------
                                                                                                               2,511,225
*Non Income Producing Securities                                                                               ---------
See Accompanying Notes                                             FOODS  0.9%
                                                                     CPC Internationl Inc.             7,500     514,688
                                                                                                               ---------

-------------------------------------------------------------------------------------------------------------------
COMMON STOCK                      SHARES     VALUE     COMMON STOCK                             SHARES        VALUE
                                          (Note 2)                                                         (Note 2)
-------------------------------------------------------------------------------------------------------------------
HOSPITAL MANAGEMENT  1.4%                              TRANSPORTATION  0.6%
  United Healthcare Corp.        13,400   $877,700       Southwest Airlines Co.                 16,700     $388,275
                                         ---------                                                       ----------
HOSPITAL SUPPLY  0.7%                                  TOTAL COMMON STOCK  91.2%                         55,668,887
  Becton Dickinson & Co.          6,000    450,000                                                       ----------
                                         ---------     -------------------------------------------------------------
                                                       SHORT TERM INVESTMENTS                FACE AMOUNT       VALUE
                                                                                                            (Note 2)
METALS & MINERALS  0.8%                                -------------------------------------------------------------
  Aluminum Co. of America         9,000    475,875     U.S. GOVERNMENT AGENCIES  3.7%
                                         ---------       Federal Home Loan Bank 5.470%
NATURAL GAS PIPELINES  1.2%                              due 03/27/1996                          280,000     276,341
  Coastal Corp.                  19,400    722,650       Federal Home Loan Mortgage 5.670%
                                         ---------       due 01/16/1996                        1,000,000     997,637
OFFICE EQUIPMENT  1.4%                                   Federal Natl. Mortgage Assoc. 5.470%
  Xerox Corp.                     6,300    863,100       due 02/02/1996                          110,000     109,465
                                         ---------       Federal Natl. Mortgage Assoc. 5.500%
PERSONAL CARE  2.9%                                      due 03/22/1996                          250,000     246,906
  Gillette Co.                   20,900  1,089,413       Federal Natl. Mortgage Assoc. 5.490%
  Kimberly Clark Corp. (Rights)   8,500    703,375       due 03/28/1996                          600,000     592,040
                                         ---------                                                        ----------
                                         1,792,788                                                         2,222,389
                                         ---------                                                        ----------
RETAIL  6.6%                                           CANADIAN GOVERNMENT  3.0%
  Albertsons Inc.                26,000    854,750     AGENCIES
  Liz Claiborne                   3,100     86,025       Canadian Wheat Board 5.600%
  Nike Inc.  Class 'B'           10,800    751,950       due 03/29/1996                          240,000     236,715
* Office Max Inc.                20,800    465,400       Canadian Wheat Board 5.450%
  Sears Roebuck & Co.            22,700    885,300       due 04/03/1996                        1,000,000     985,921
* Tommy Hilfiger Corp.            8,100    343,237       Export Development Corp. 5.800%
  Wal Mart Stores Inc.           28,500    637,688       due 01/03/1996                          630,000     629,797
                                         ---------                                                        ----------
                                         4,024,350                                                         1,852,433
                                         ---------                                                        ----------
SOFTWARE  5.8%
  America Online Inc.             5,800    217,500     BEVERAGES  0.2%
* Cisco Systems Inc.              8,200    611,925       Pepsico Inc. 5.620%
  General Motors Corp.            9,900    514,800       due 02/23/1996                          100,000      99,173
  Class 'E'                                                                                               ----------
* Informix Corp.                 26,500    795,000
* Microsoft Corp.                 6,500    570,375     PERSONAL CREDIT INSTITUTIONS  1.6%
* Oracle Systems Corp.           14,100    597,488       Ford Motor Credit Corp. 5.690%
  Paychex Inc.                    5,000    249,375       due 02/26/1996                        1,000,000     991,149
                                         ---------                                                        ----------
                                         3,556,463
                                         ---------
TELEPHONE  8.9%                                        TOTAL SHORT TERM INVESTMENTS  8.5%                  5,165,144
* Airtouch                       26,700    754,275                                                        ----------
  Communications Inc.
  GTE Corp.                      16,300    717,200       TOTAL INVESTMENTS  99.7%                          60,834,031
* LCI International Inc.         11,800    241,900                                                         ----------
  MCI Communications Corp.       40,000  1,045,000       OTHER ASSETS LESS
  NYNEX Corp.                    22,500  1,215,000       LIABILITIES   0.3%                                   161,897
  Pacific Telesis Group          17,800    598,525                                                         ----------
  (Rights)
  SBC Communications Inc.        14,500    833,750       NET ASSETS - EQUIVALENT TO $17.27
                                         ---------       PER SHARE BASED ON 3,532,074
                                         5,405,650       SHARES OF CAPITAL STOCK
                                         ---------       OUTSTANDING.   100.0%                            $60,995,928
TOBACCO  1.9%                                                                                             ===========
  Philip Morris                  12,500  1,131,250
  Companies Inc.                         ---------


                          REAL ESTATE SECURITIES FUND
                Statement of Investments as of December 31, 1995

-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK                                 SHARES        VALUE      COMMON STOCK                            SHARES         VALUE
                                                        (Note 2)                                                          (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
BUILDING  14.0%                                                       LODGING & RESTAURANTS  7.6%
* Congoleum Corp.  Class 'A'                 19,200    $ 206,400        La Quinta Inns Inc.                   75,500    $2,066,813
  Engle Homes Inc.                           57,000      484,500      * Red Lion Hotels Inc.                 108,400     1,897,000
                                                                                                                        ----------
  Fleetwood Enterprises Inc.                 62,400    1,606,800                                                         3,963,813
* Hovnanian Enterprises Inc. Class 'A'       31,800      238,500                                                        ----------
  Hughes Supply Inc.  (Rights)               19,100      539,575      RETAIL  3.2%
* Schottenstein Homes Inc.                   77,000      904,750        Home Depot Inc.                       34,500     1,651,687
* NVR Inc.                                   22,300      223,000                                                        ----------
  Sherwin Williams Co. (Rights)              38,700    1,577,025      TOTAL COMMON STOCK  93.2%                         48,851,613
  Stanley Works (Rights)                     30,400    1,565,600
                                                       ---------      ------------------------------------------------------------
                                                       7,346,150      SHORT TERM INVESTMENTS              FACE AMOUNT       VALUE
                                                       ---------                                                          (Note 2)
                                                                      ------------------------------------------------------------
FINANCE - HEALTH CARE  9.1%                                           U.S. GOVERNMENT AGENCIES  0.4%
  Health & Retirement Properties Trust       64,800    1,053,000        Federal Home Loan Bank 5.570%
  Meditrust                                  30,600    1,067,175        due 02/15/1996                       215,000       213,503
  National Health Invs. Inc.                 48,400    1,603,250                                                        ----------
  Nationwide Health Properties Inc.          25,000    1,048,375      CANADIAN GOVERNMENT AGENCIES  2.9%
                                                       ---------        Canadian Wheat Board 5.600%
                                                       4,771,800        due 03/29/1996                     1,100,000     1,084,942
                                                       ---------        Export Development Corp. 5.800%
FINANCE - REAL ESTATE  59.3%                                            due 01/03/1996                       450,000       449,855
  Avalon Properties Inc.                     29,000      623,500                                                        ----------
  Bay Apartment Community Inc.               31,900      773,575                                                         1,534,797
  CBL & Assoc. Properties Inc.               72,200    1,570,350                                                        ----------
  Carr Realty Corp.                          42,300    1,031,062
  Catellus Development Corp.                 89,000      534,000      TOTAL SHORT TERM
  Centerpoint Properties Corp.               71,900    1,662,687      INVESTMENTS   3.3%                                 1,748,300
  Chelsea GCA Realty Inc.                    34,800    1,044,000                                                        ----------
  Colonial Properties Trust                  39,500    1,007,250      TOTAL INVESTMENTS  96.5%                          50,599,913
  Developers Diversified Realty              17,300      519,000                                                        ----------
  Duke Realty Investments Inc.               33,300    1,044,788      OTHER ASSETS LESS LIABILITIES
  Evans Withycombe Residential               10,000      214,975      LIABILITIES   3.5%                                 1,840,204
  Felcor Suite Hotels Inc.                   56,700    1,573,425                                                        ----------
  Highwoods Properties Inc.                  36,800    1,039,600      NET ASSETS - EQUIVALENT TO $15.10
  Irvine Apartment Communities Inc.          83,000    1,597,750      PER SHARE BASED ON 3,472,861
  JP Realty Inc.                             74,500    1,629,688      SHARES OF CAPITAL
  Liberty Property                           76,600    1,589,450      STOCK OUTSTANDING.  100.0%                       $52,440,117
  Macerich Co.                               50,000    1,000,000                                                       ===========
  Merry Land ANO Investment Co.              65,800    1,554,525
  National Golf Properties Inc.              26,400      603,900
  Rouse Co.                                  52,600    1,071,725
  Shurgard Storage Centers Inc. Class 'A'    39,000    1,053,000
  Simon Property Group Inc.                  61,600    1,501,500
  Sovran Self Storage Inc.                   59,300    1,564,038
  Spieker Properties Inc.                    20,600      517,575
  Summit Properties Inc.                     79,100    1,572,113
  Sun Communities Inc.                       60,500    1,595,687
  United Dominion Realty Trust  Inc.        108,600    1,629,000
                                                      ----------
                                                      31,118,163
                                                      ----------

* Non Income Producing Securities
  See Accompanying Notes

                              BALANCED ASSETS FUND
                Statement of Investments as of December 31, 1995

--------------------------------------------------------------------------------------------------------------------------------
BONDS                                   FACE AMOUNT       VALUE    BONDS                                 FACE AMOUNT       VALUE
                                                       (Note 2)                                                         (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
U.S GOVERNMENT
OBLIGATIONS  12.8%                                                 BANKS (CONTINUED)
 United States Treasury Notes 4.375%                                MBNA Corp. 7.490%
 due 11/15/1996                             745,000    $739,532     due 09/14/1999                         1,000,000  $1,052,240
 United States Treasury Notes 6.500%                                Nationsbank Corp. 4.750%
 due 05/15/1997                             260,000     264,347     due 08/15/1996                           500,000     497,220
 United States Treasury Notes 5.125%                                Norwest Corp. 6.650%
 due 04/30/1998                             500,000     498,985     due 10/15/2023                           500,000     490,755
 United States Treasury Notes                                       Republic New York Corp. 9.500%
 5.8750%                                                            due 04/15/2014                           500,000     648,380
 due 08/15/1998                           2,705,000   2,747,685                                                        ---------
 United States Treasury Notes 8.000%                                                                                   8,655,650
 due 05/15/2001                             735,000     822,737                                                        ---------
 United States Treasury Notes 7.500%                               BEVERAGES  1.1%
 due 05/15/2002                             690,000     765,037     Coca Cola Enterprises Inc. 8.500%
 United States Treasury Notes 6.250%                                due 02/01/2022                         1,000,000   1,197,500
 due 02/15/2003                           3,160,000   3,296,765                                                        ---------
 United States Treasury Notes 6.500%                               BUSINESS CREDIT  1.4%
 due 08/15/2005                           2,300,000   2,450,213    INSTITUTIONS
 United States Treasury Notes 5.875%                                Avco Financial Services Inc. 7.500%
 due 11/15/2005                           1,630,000   1,666,675     due 11/15/1996                           500,000     508,290
 United States Treasury Bonds 7.625%                                Chrysler Financial Corp. 7.200%
 due 02/15/2025                             790,000     966,020     due 05/26/1998                           500,000     515,510
                                                     ----------     CIT Group Holdings Inc. 8.750%
TOTAL U.S GOVERNMENT                                 14,217,996     due 04/15/1998                           500,000     533,015
                                                     ----------                                                        ---------
                                                                                                                       1,556,815
                                                                                                                       ---------
                                                                   CABLE EQUIPMENT  0.9%
CANADIAN PROVINCIAL  2.0%                                           Tele Communications  Inc. 7.375%
GOVERNMENT                                                          due 02/15/2000                         1,000,000   1,037,070
 Province of Ontario  8.000%                                                                                           ---------
 due 10/17/2001                           1,000,000   1,094,660    COMMUNICATIONS   1.1%
 Province of Quebec  8.800%                                        EQUIPMENT
 DUE 04/15/2003                           1,000,000   1,145,010     GTE Corp 8.750%
                                                     ----------     due 11/01/2021                         1,000,000   1,187,500
                                                      2,239,670                                                        ---------
                                                     ----------
ITALIAN GOVERNMENT  0.9%
 Republic of Italy 6.875%                                          ELECTRIC UTILITIES  3.7%
 due 09/27/2023                           1,000,000     976,550     Baltimore Gas & Electric Co. 6.125%
                                                     ----------     due 07/01/2003                         1,000,000   1,000,030
TOTAL FOREIGN GOVERNMENT  2.9%                        3,216,220     Carolina Power & Light Co. 6.875%
                                                     ----------     due 10/01/1998                           500,000     502,805
TOTAL GOVERNMENT  15.7%                              17,434,216     Northern States Power Co. 7.875%
                                                     ----------     due 10/01/2001                         1,000,000   1,091,340
BANKS  7.8%                                                         Pacific Gas & Electric Co. 6.250%
 Bank of New York Inc.  6.625%                                      due 08/01/2003                         1,000,000   1,002,360
 due 06/15/2003                           1,000,000   1,027,720     Philadelphia Electric Co. 6.500%
 Bank of Nova Scotia 9.000%                                         due 05/01/2003                           500,000     506,605
 due 10/01/1999                           1,000,000   1,098,870                                                        ---------
 BankAmerica Corp. 8.125%                                                                                              4,103,140
 due 02/01/2002                           1,000,000   1,094,790                                                        ---------
 Chemical Bank New York 6.625%                                     HOUSEHOLD PRODUCTS  1.2%
 due 08/15/2005                           1,000,000   1,023,480     Procter & Gamble ESOP 9.360%
 Citicorp 7.125%                                                    due 01/01/2021                         1,000,000   1,277,500
 due 06/01/2003                             500,000     525,755                                                        ---------
 Kansallis Osake Pankki N Y 10.000%                                LODGING & RESTAURANTS  0.9%
 due 05/01/2002                           1,000,000   1,196,440     ITT Corp New 6.250%
                                                                    due 11/15/2000                         1,000,000   1,003,560

See Accompanying Notes

                Statement of Investments as of December 31, 1995

-------------------------------------------------------------------------------------------------------------------------------
BONDS                                  FACE AMOUNT       VALUE       COMMON STOCK                             SHARES      VALUE
                                                      (Note 2)                                                         (Note 2)
-------------------------------------------------------------------------------------------------------------------------------
NEWSPAPER  1.0%                                                      COMMUNICATIONS EQUIPMENT  0.5%
  News America Holdings Inc. 8.500%                                  * Paging Network Inc.                    22,800   $555,750
  due 02/15/2005                         1,000,000  $1,125,950                                                        ---------
                                                    ----------       COMPUTER HARDWARE  1.8%
PERSONAL CREDIT INSTITUTIONS  3.4%                                   * Cadence Design Systems Inc. (Rights)    6,100    256,200
                                                                     * Digital Equipment Corp.                10,700    686,138
  Associates Corp. North America 6.125%                              * Silicon Graphics Inc.                  13,900    382,250
  due 02/01/1998                           500,000     505,000       * Sun Microsystems Inc.                  13,600    620,500
  Commercial Credit Group Inc. 7.375%                                                                                 ---------
  due 04/15/2005                         1,000,000   1,078,590                                                        1,945,088
  Ford Motor Credit Corp. 6.375%                                                                                      ---------
  due 04/15/2000                         1,000,000   1,016,970       CONGLOMERATE  0.2%
  General Electric Capital Corp. 8.850%                                ITT Industries Inc.                     9,000    216,000
  due 04/01/2005                           500,000     597,360                                                        ---------
  Household Finance Corp. 7.750%                                     DRUGS   2.9%
  due 06/01/1999                           500,000     528,705         Bristol Myers Squibb Co.                7,800    669,825
                                                    ----------         Johnson & Johnson                       8,000    685,000
                                                     3,726,625         Medtronic Inc.                          8,300    491,700
                                                    ----------         Pfizer Inc.                            11,400    718,200
                                                                     * R P Scherer Corp.                      12,500    614,063
                                                                                                                      ---------
PETROLEUM  1.0%                                                                                                       3,178,788
  Ultramar Corp.  8.000%                                                                                              ---------
  due 03/15/2005                         1,000,000   1,109,470       ELECTRIC UTILITIES  2.4%
                                                    ----------         Dominion Resources  Inc. Va.           11,500    474,375
                                                                       Duke Power Co.                         11,000    521,125
TELEPHONE  3.1%                                                        FPL Group Inc. (Rights)                14,500    672,437
  MCI Communications Corp. 7.750%                                      Pacific Gas & Electric Co.             18,500    524,938
  due 03/23/2025                         1,000,000   1,060,460         Southern Co.                           19,600    482,650
  New Jersey Bell Telephone Co. 5.875%                                                                                ---------
  due 12/01/2006                           500,000     488,210                                                        2,675,525
  New York Telephone Co. 7.000%                                                                                       ---------
  due 12/01/2033                         1,000,000     991,430       ELECTRICAL EQUIPMENT   0.8%
  Pacific Bell 6.625%                                                  General Electric Co.                   12,700    914,400
  due 10/15/2034                           900,000     871,560                                                        ---------
                                                    ----------       ELECTRONICS  2.6%
                                                     3,411,660       * Applied Materials Inc.                 11,200    441,000
                                                    ----------       * Cabletron Systems Inc.                  9,800    793,800
TOTAL CORPORATE  26.6%                              29,392,440       * LSI Logic Corp.                        14,200    465,050
                                                    ----------         Linear Technology Corp.                11,400    447,450
TOTAL BONDS  42.3%                                  46,826,656       * 3COM Corp.                             16,800    783,300
                                                    ----------                                                        ---------
--------------------------------------------------------------                                                        2,930,600
COMMON STOCK                                SHARES       VALUE                                                        ---------
                                                      (Note 2)       ENERGY  5.8%
--------------------------------------------------------------         Atlantic Richfield Co.                  8,400    930,300
BEVERAGES  1.2%                                                        Chevron Corp.                           9,700    509,250
  Coca Cola Co.                              6,900     512,325         Exxon Corp.                            14,800  1,185,850
  Pepsico Inc.                              14,500     810,188         Halliburton Co.                        12,100    612,563
                                                    ----------         Mobil Corp. (Rights)                   10,400  1,164,800
                                                     1,322,513         Schlumberger Ltd.                       9,400    650,950
                                                    ----------         Texaco Inc.                             8,000    628,000
CHEMICALS & FERTILIZERS   1.1%                                         Unocal Corp.                           24,600    716,475
  Engelhard Corp.                           34,500     750,375                                                        ---------
  B F Goodrich Co. (Rights)                  3,800     258,875                                                        6,398,188
  Hercules Inc.                              4,600     259,325                                                        ---------
                                                    ----------       ENGINEERING & CONSTRUCTION  1.1%
                                                     1,268,575         Dresser Industries Inc. (Rights)       22,800    555,750
                                                    ----------         Fluor Corp. (Rights)                   10,700    706,200
                                                                                                                      ---------
                                                                                                                      1,261,950
                                                                                                                      ---------

* Non Income Producing Securities
  See Accompanying Notes

-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCK                               SHARES      VALUE      COMMON STOCK                             SHARES       VALUE
                                                    (Note 2)                                                         (Note 2)
-----------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT  1.8%                                               PERSONAL CARE  1.5%
  Carnival Corp. Class 'A'                 14,600   $355,875        Kimberly Clark Corp. (Rights)           7,800    $645,450
  ITT Corp. New                             9,000    477,000        Gillette Co.                           19,200   1,000,800
  HBO & Co.                                 2,400    183,900                                                       ----------
* Promus Hotel Corp.                       21,200    471,700                                                        1,646,250
* Viacom Inc. Class 'B'                    11,000    521,125                                                       ----------
                                                   ---------      RETAIL  3.5%
                                                   2,009,600        Albertsons Inc.                        24,000     789,000
                                                   ---------        Liz Claiborne                           3,000      83,250
FINANCE:  BANKS  4.0%                                               Nike Inc. Class "B"                    10,800     751,950
  BankAmerica Corp.                         6,700    433,825      * Office Max Inc.                        21,900     490,012
  Bankers Trust NY Corp.                    9,200    611,800        Sears Roebuck & Co.                    20,900     815,100
  Chemical Banking Corp.                   10,200    599,250      * Tommy Hilfiger Corp.                    7,700     326,287
  Citicorp                                 11,200    753,200        Wal-Mart Stores Inc.                   27,900     624,263
  Fleet Financial Group Inc.               13,500    550,125                                                       ----------
  J P Morgan  & Co. Inc.                    6,400    513,600                                                        3,879,862
  MBNA Corp.                               11,800    435,125                                                       ----------
  Nationsbank Corp.                         7,600    529,150      SOFTWARE  2.9%
                                                   ---------      * America Online Inc.                     5,400     202,500
                                                   4,426,075      * Cisco Systems Inc.                      7,100     529,837
                                                   ---------        General Motors Corp. Class 'E'          8,800     457,600
                                                                  * Informix Corp.                         27,800     834,000
                                                                  * Microsoft Corp.                         4,800     421,200
FINANCE:  CONSUMER & OTHER  0.6%                                  * Oracle Systems Corp.                   12,200     516,975
  T. Rowe Price & Assoc. Inc.               1,300     64,025        Paychex Inc.                            4,400     219,450
  Travelers Group Inc.                     10,200    641,325                                                       ----------
                                                   ---------                                                        3,181,562
                                                     705,350                                                       ----------
                                                   ---------      TELEPHONE  4.7%
                                                                  * Airtouch Communications Inc.           28,300     799,475
FINANCE:  INSURANCE  2.4%                                           GTE Corp.                              14,300     629,200
  American International Group Inc.        11,550  1,068,375      * LCI International Inc.                 10,500     215,250
  Chubb Corp.                               5,800    561,150        MCI Communications Corp.               41,800   1,092,025
  General Re Corp.                          3,500    542,500        NYNEX Corp.                            20,800   1,123,200
  ITT Hartford Group Inc.                   9,000    435,375        Pacific Telesis Group                  15,900     534,637
                                                   ---------        SBC Communications Inc.                14,000     805,000
                                                   2,607,400                                                       ----------
                                                   ---------                                                        5,198,787
FOODS  0.4%                                                                                                        ----------
  CPC Interrnational Inc.                   6,600    452,925      TOBACCO  0.9%
                                                   ---------        Philip Morris Companies Inc.           11,500   1,040,750
                                                                                                                   ----------
HOSPITAL MANAGEMENT  0.9%
  United Healthcare Corp.                  14,800    969,400      TRANSPORTATION  0.3%
                                                   ---------        Southwest Airlines Co.                 14,400     334,800
HOSPITAL SUPPLY  0.4%                                                                                              ----------
  Becton Dickinson & Co.                    5,500    412,500
                                                   ---------      TOTAL COMMON STOCK  46.4%                        51,465,563
METALS & MINERALS  0.3%                                                                                            ----------
  Aluminum Co.  of America                  6,400    338,400
                                                   ---------
NATURAL GAS PIPELINES  0.6%
  Coastal Corp.                            18,900    704,025
                                                   ---------
OFFICE EQUIPMENT  0.8%
  Xerox Corp.                               6,500    890,500
                                                   ---------

               Statement of Investments as of December 31, 1995

------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS                             FACE AMOUNT                 VALUE
                                                                            (Note 2)
------------------------------------------------------------------------------------
U.S. GOVERNMENT  0.9%
  United States Treasury Bills 5.150%
  due 06/20/1996                                     1,000,000              $975,534
                                                                        ------------
U.S. GOVERNMENT AGENCIES  2.5%
  Federal Home Loan Bank 5.320%
  due 05/17/1996                                       820,000               803,399
  Federal Home Loan Mortgage 5.520%
  due 01/11/1996                                     1,380,000             1,377,884
  Federal National Mortgage Assoc. 5.550%
  due 02/20/1996                                       500,000               496,146
  Federal National Mortgage Assoc. 5.500%
  due 03/22/1996                                       125,000               123,453
                                                                        ------------
                                                                           2,800,882
                                                                        ------------
CANADIAN GOVERNMENT   0.5%
  Government of Canada Treasury Bills
  5.500%
  due 03/26/1996                                       500,000               493,507
                                                                        ------------
CANADIAN GOVERNMENT AGENCIES  2.0%
  Canadian Wheat Board 5.600%
  due 03/29/1996                                     1,310,000             1,292,067
  Export Development Corp. 5.800%
  due 01/03/1996                                       942,000               941,696
                                                                        ------------
                                                                           2,233,763
                                                                        ------------
BUSINESS CREDIT INSTITUTIONS  1.4%
  American Express Credit Corp. 5.650%               1,500,000
  due 02/28/1996                                                           1,486,346
                                                                        ------------
PERSONAL CREDIT INSTITUTIONS  3.1%
  Ford Motor Credit Co. 5.690%
  due 02/26/1996                                     1,500,000             1,486,723
  General Electric Capital Corp. 5.650%
  due 01/30/1996                                     2,000,000             1,990,897
                                                                        ------------
                                                                           3,477,620
                                                                        ------------
  TOTAL SHORT TERM INVESTMENTS  10.4%                                     11,467,652
                                                                        ------------
  TOTAL INVESTMENTS  99.1%                                               109,759,871
                                                                        ------------
  OTHER ASSETS LESS LIABILITIES  0.9%                                      1,000,868
                                                                        ------------
  NET ASSETS - EQUIVALENT TO $17.15
  PER SHARE BASED ON 6,457,180 SHARES
  OF CAPITAL STOCK OUTSTANDING.   100.0%                                $110,760,739
                                                                        ============

See Accompanying Notes

                            CAPITAL GROWTH BOND FUND
                Statement of Investments as of December 31, 1995

----------------------------------------------------------------------------------------------------------------------------------
BONDS                                   FACE AMOUNT      VALUE     BONDS                                   FACE AMOUNT       VALUE
                                                      (Note 2)                                                            (Note 2)
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
OBLIGATIONS  12.7%                                                 BEVERAGES  2.8%
  United States Treasury Notes 6.750%                                Coca Cola Enterprises Inc. 8.500%
  Due 04/30/2000                            160,000   $168,374       due 02/01/2022                          1,000,000  $1,197,500
  United States Treasury Notes 7.875%                                                                                   ----------
  Due  08/15/2001                           840,000    938,171     BUSINESS CREDIT  7.3%
  United States Treasury Notes 7.250%                              INSTITUTIONS
  Due  05/15/2004                           120,000    133,200       Avco Financial Services Inc. 7.500%
  United States Treasury Notes 6.500%                                due 11/15/1996                          1,000,000   1,016,580
  Due 08/15/2005                          2,190,000  2,333,029       Chrysler Financial Corp.  7.200%
  United States Treasury Notes 5.875%                                due 05/26/1998                          1,000,000   1,031,020
  Due 11/15/2005                          1,690,000  1,728,025       CIT Group Holdings Inc. 8.750%
  United States Treasury Bonds 7.625%                                due 04/15/1998                          1,000,000   1,066,030
  Due  02/15/2025                           100,000    122,281                                                          ----------
                                                     ---------                                                           3,113,630
  TOTAL U.S. GOVERNMENT                              5,423,080                                                          ----------
                                                     ---------     CABLE EQUIPMENT  2.4%
                                                                     Tele Communications Inc. 7.375%
CANADIAN PROVINCIAL  5.2%                                            due 02/15/2000                          1,000,000   1,037,070
GOVERNMENT                                                                                                              ----------
  Province of Ontario  8.000%                                      COMMUNICATIONS  2.8%
  due 10/17/2001                          1,000,000  1,094,660     EQUIPMENT
  Province of Quebec  8.800%                                         GTE Corp. 8.750%
  due 04/15/2003                          1,000,000  1,145,010       due 11/01/2021                          1,000,000   1,187,500
                                                     ---------                                                          ----------
                                                     2,239,670
                                                     ---------
ITALIAN GOVERNMENT  2.3%                                           ELECTRIC UTILITIES   9.5%
  Republic of Italy 6.875%                                           Baltimore Gas & Electric Co. 6.125%
  due 09/27/2023                          1,000,000    976,550       due 07/01/2003                          1,000,000   1,000,030
                                                     ---------       Gulf States Utilities Co. 7.350%
TOTAL FOREIGN GOVERNMENT  7.5%                       3,216,220       due 11/01/1998                          1,000,000   1,026,550
                                                     ---------       Northern States Power Co.  6.375%
TOTAL GOVERNMENT  20.2%                              8,639,300       due 04/01/2003                          1,000,000   1,020,210
                                                     ---------       Pacific Gas & Electric Co. 6.250%
                                                                     due 08/01/2003                          1,000,000   1,002,360
BANKS  18.0%                                                                                                            ----------
  Bank of Nova Scotia  9.000%                                                                                            4,049,150
  due 10/01/1999                          1,000,000  1,098,870                                                          ----------
  Bank of New York Inc. 6.625%                                     HOUSEHOLD PRODUCTS  3.0%
  due 06/15/2003                          1,000,000  1,027,720       Procter & Gamble ESOP 9.360%
  Chemical Bank New York 6.625%                                      due 01/01/2021                          1,000,000   1,277,500
  due 08/15/2005                          1,000,000  1,023,480                                                          ----------
  Citicorp 7.125%                                                  LODGING & RESTAURANTS  2.3%
  due 06/01/2003                          1,000,000  1,051,510       ITT Corp New 6.250%
  Kansallis Osake Pankki N Y 10.000%                                 due 11/15/2000                          1,000,000   1,003,560
  due 05/01/2002                          1,000,000  1,196,440                                                          ----------
  Norwest Corp. 6.650%                                             NEWSPAPERS                2.6%
  due 10/15/2023                          1,000,000    981,510       News America Holdings Inc. 8.500%
  Republic New York Corp. 9.500%                                     due 02/15/2005                          1,000,000   1,125,950
  due 04/15/2014                          1,000,000  1,296,760                                                          ----------
                                                     ---------
                                                     7,676,290
                                                     ---------

See Accompanying Notes

                Statement of Investments as of December 31, 1995

-----------------------------------------------------------------------------------------------------------------------------------
BONDS                                    FACE AMOUNT       VALUE   SHORT TERM INVESTMENTS                  FACE AMOUNT        VALUE
                                                        (Note 2)                                                           (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
PERSONAL CREDIT
INSTITUTIONS  9.8%                                                 U.S. GOVERNMENT AGENCIES  3.5%
 Associates Corp. North America 6.125%                              Federal Home Loan Bank 5.550%
 due 02/01/1998                           1,000,000  $1,010,000     due 02/21/1996                             150,000     $148,821
 Commercial Credit Group Inc. 7.375%                                Federal Home Loan Mortgage 5.520%
 due 04/15/2005                           1,000,000   1,078,590     due 01/11/1996                           1,190,000    1,188,175
 Ford Motor Credit Corp. 6.375%                                     Federal National Mortgage Assoc. 5.520%
 due 04/15/2000                           1,000,000   1,016,970     due 03/15/1996                             155,000      153,241
 Household Finance Corp. 7.750%                                                                                          ----------
 due 06/01/1999                           1,000,000   1,057,410                                                           1,490,237
                                                     ----------                                                          ----------
                                                      4,162,970     TOTAL SHORT TERM
                                                     ----------     INVESTMENTS  3.5%                                     1,490,237
PETROLEUM  2.6%                                                                                                          ----------
 Ultramar Corp. 8.000%
 due 03/15/2005                           1,000,000   1,109,470     TOTAL INVESTMENTS  98.3%                             41,984,131
                                                     ----------                                                          ----------
TELEPHONE  11.5%                                                    OTHER ASSETS LESS
 AT & T Corp. 5.125%                                                LIABILITIES  1.7%                                       709,655
 due 04/01/2001                           1,000,000     971,010                                                          ----------
 Bellsouth Savings ESOP 9.190%                                      NET ASSETS - EQUIVALENT TO $11.30 PER
 due 07/01/2003                             790,624     890,164     SHARE BASED ON 3,779,382 SHARES OF
                                                                    CAPITAL STOCK
 Cincinnati Bell Telephone Co. 7.300%                               OUTSTANDING   100.0%                                $42,693,786
 due 04/30/1996                           1,000,000   1,000,940                                                         ===========
 MCI Communications Corp. 7.750%
 due 03/23/2025                           1,000,000   1,060,460
 New York Telephone Co. 7.000%
 due 12/01/2033                           1,000,000     991,430
                                                     ----------
                                                      4,914,004
                                                     ----------
 TOTAL CORPORATE  74.6%                              31,854,594
                                                     ----------
 TOTAL BONDS  94.8%                                  40,493,894
                                                     ----------

See Accompanying Notes

                             MONEY - MARKET  FUND
               Statement of Investments as of December 31, 1995

------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS                FACE AMOUNT       VALUE     SHORT TERM INVESTMENTS        FACE AMOUNT        VALUE
                                                     (Note 2)                                                   (Note 2)
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
OBLIGATIONS  5.4%                                                 BEVERAGES  4.1%
  UNITED STATES TREASURY                                            Pepsico Inc. 5.620%
  BILLS 5.035%                                                      due 02/23/96                  1,500,000   $1,487,589
  DUE 06/27/1996                        2,000,000  $1,950,209                                                -----------
                                                   ----------
U.S. GOVERNMENT AGENCIES  48.6%                                   BUSINESS CREDIT  12.4%
                                                                  INSTITUTIONS
  FEDERAL HOME LOAN BANK                                            American Express
  5.550%                                                            Credit Corp. 5.590%
  DUE 02/21/1996                          350,000     347,248       due 04/25/96                  1,500,000    1,473,215
  FEDERAL HOME LOAN MORTGAGE                                        CIT Group Holdings
  5.670%                                                            Inc. 5.630%
  DUE 01/16/1996                        4,000,000   3,990,550       due 03/01/1996                1,500,000    1,485,925
  FEDERAL HOME LOAN MORTGAGE                                        J C Penney Funding
  5.570%                                                            Corp. 5.650%
  DUE 02/15/1996                        2,335,000   2,318,743       due 02/22/1996                1,500,000    1,487,758
  FEDERAL NATIONAL  MORTGAGE                                                                                 -----------
  ASSOC 5.620%                                                                                                 4,446,898
  DUE 01/11/1996                          150,000     149,766                                                -----------
  FEDERAL NATIONAL MORTGAGE                                       ENERGY  4.4%
  ASSOC 5.500%
  DUE 03/22/1996                        1,780,000   1,757,972       Texaco Inc. 5.650%
  FEDERAL NATIONAL MORTGAGE                                         due 01/30/1996                1,600,000    1,592,718
  ASSOC. 5.490%                                                                                              -----------
  DUE 03/28/1996                          755,000     744,983
  FEDERAL NATIONAL MORTGAGE                                       PERSONAL CREDIT  8.3%
  ASSOC. 5.500%                                                   INSTITUTIONS
  DUE 03/28/1996                        1,955,000   1,929,015       Ford Motor Credit
                                                                    Corp. 5.690%
  FEDERAL NATIONAL MORTGAGE                                         due 02/26/1996                1,500,000    1,486,723
  ASSOC. 5.380%
  DUE 04/24/1996                        3,785,000   3,720,516       General Electric
                                                                    Capital Corp.
                                                                    5.570%
  FEDERAL NATIONAL MORTGAGE                                         due 03/06/1996                1,500,000    1,484,915
  ASSOC. 5.350%                                                                                              -----------
  DUE 04/26/1996                        1,715,000   1,685,435                                                  2,971,638
  FEDERAL NATIONAL MORTGAGE                                                                                  -----------
  ASSOC. 5.150%
  DUE 06/27/1996                          880,000     857,592     TELEPHONE  4.1%
                                                   ----------       AT & T Corp. 5.650%
                                                   17,501,820       due 02/15/1996                1,500,000    1,489,406
                                                   ----------                                                -----------
CANADIAN GOVERNMENT  4.1%
OBLIGATIONS                                                       TOTAL CORPORATE   33.3%                     11,988,249
  GOVERNMENT OF CANADA                                                                                       -----------
  TREASURY BILLS 5.500%
  DUE 03/26/1996                        1,500,000   1,480,521     TOTAL INVESTMENTS  100.0%                   35,998,414
                                                   ----------                                                -----------
CANADIAN GOVERNMENT  8.6%                                         OTHER ASSETS LESS
AGENCIES                                                          LIABILITIES   0.0%                              (6,415)
  Canadian Wheat Board 5.600%                                                                                -----------
  DUE 03/29/1996                        1,600,000   1,578,098     NET ASSETS - EQUIVALENT TO
                                                                  $10.84 PER SHARE
  EXPORT DEVELOPMENT CORP.                                        BASED ON 3,320,455
  5.800%                                                          SHARES OF CAPITAL
  DUE 01/03/1996                        1,500,000   1,499,517     STOCK OUTSTANDING.       100.0%            $35,991,999
                                                   ----------                                                ===========
                                                    3,077,615
                                                   ----------
TOTAL FOREIGN GOVERNMENT   12.7%                    4,558,136
                                                   ----------
TOTAL GOVERNMENT  66.7%                            24,010,165
                                                   ----------

See Accompanying Notes

                               INTERNATIONAL FUND
                Statement of Investments as of December 31, 1995

-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK                             SHARES      VALUE       COMMON STOCK                                  SHARES     VALUE
                                                  (Note 2)                                                             (Note 2)
-------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA  7.9%                                                  FRANCE (CONTINUED)
  Amcor Limited                          15,000   $105,916         Eaux (Cie Generale)                            350   $34,943
  Australia & New Zealand Bank Group     20,000     93,801         Erid Beghin Say                                 65    11,150
  Brambles Industries Limited            11,500    128,215         Havas                                          125     9,917
  Broken Hill Property                   10,700    151,108         L' Oreal                                       160    42,834
  CSR Limited                            33,000    107,433         Lafarge                                        340    21,905
* Crown Limited                          27,858     51,765         LVMH Moet Hennessy                             280    58,321
  Gio Australia Holding                  58,000    134,934         Lyonnaise Des Eaux SA                          130    12,517
  National  Australia Bank               20,000    179,872         Peugeot SA                                     165    21,766
  Newcrest Mining                        24,000    100,966         Pinault Printemps Redoute SA                    55    10,973
  News Corporation                       14,000     74,714         Rhone Poulenc SA                             1,000    21,421
  Normandy Mining Limited                 8,000     11,595         Soc Elf Aquitaine                              700    51,574
* Novus Petroleum                        70,000     84,287         Societe Generale                               280    34,593
  Pasminco Limited                       47,000     57,641         Total                                          730    49,268
  Santos Limited                         35,510    103,727         Valeo                                          155     7,179
  WMC Limited                            19,500    125,227                                                              -------
                                                 ---------                                                              624,081
                                                 1,511,201                                                              -------
                                                 ---------       GERMANY  4.0%
BELGIUM  1.1%                                                      Allianz AG Holding                              55   107,201
  Soc Gen De Belgique                     2,562    214,153         Basf AG                                        140    31,181
                                                 ---------         Bayer Motoren Werk                              40    20,495
DENMARK  0.5%                                                      Bayer AG                                       160    42,217
  Den Danske Bank                           125      8,622         Commerzbank AG                                  90    21,269
  Novo Nordisk AS                            75     10,266         Daimler Benz AG                                110    55,364
  Tele Danmark AS                         1,285     70,122         Deutsche Bank AG                             1,175    55,674
  Unidanmark                                115      5,696         Dresdner Bank AG                             1,105    29,503
                                                 ---------
                                                    94,706         Hoechst AG                                     125    33,897
                                                 ---------         Linde AG                                        85    49,596
FINLAND  0.3%                                                      Mannesmann AG                                  120    38,204
  Enso Gutzeit OY                         2,230     14,869       * Metallgesellschaft                           5,895   129,037
  Kesko                                     565      7,028         Siemens AG                                     130    71,140
  Metsa Serla OY                            335     10,321         Veba AG                                      1,150    48,821
  Nokia (AB) OY  Series 'K'                 235      9,293         Volkswagen AG                                   75    25,075
  Nokia (AB) OY  Series 'A'                 320     12,581                                                              -------
                                                 ---------                                                              758,674
                                                    54,092                                                              -------
                                                 ---------
FRANCE  3.3%                                                     HONG KONG  7.5%
  Alcatel Alst(Cge)                         405     34,918         Amoy Properties                             20,000    19,916
  Banque National Paris                     670     30,223         Cheung Kong(Holdings)                        6,000    36,547
  Carrefour                                  75     45,502         China Light & Power                         18,000    82,871
  Christian Dior                            100     10,782       * Florens Group                               60,000    39,185
  Cie De St Gobain                          245     26,716         Grand Hotel Holdings                        78,000    29,001
  Cie De Suez                             1,100     45,375         Guangdong Investment                        70,000    42,095
* CSF(Thomson)                              265      5,904         Hang Seng Bank                              14,000   125,380
* Danone (Ex Bsn)                           220     36,300         Hong Kong & China Gas                       30,000    48,303
                                                                   Hong Kong Electric                          15,000    49,176
                                                                   Hong Kong Land Holdings (U.S. Dollars)      10,000    18,500

+ Convertible Bond
* Non Income Producing Securities
  See Accompanying Notes

---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK                                   SHARES      VALUE    COMMON STOCK                                SHARES      VALUE
                                                        (Note 2)                                                         (Note 2)
---------------------------------------------------------------------------------------------------------------------------------
HONG KONG (CONTINUED)                                               JAPAN (CONTINUED)
  Hong Kong Telecommunications                 72,800   $129,924      Hitachi Zosen Corp.                       16,000    $82,906
  HSBC Holdings                                16,000    242,095      Itochu Corp.                              32,000    215,400
  Hutchison Whampoa                            25,000    152,279      Kamigumi Co.                               4,000     38,392
  Hysan Development                            10,000     26,447      Kawasaki Steel Corp.                      30,000    104,600
  Manhattan Card Co.                           80,000     34,142    * Kyocera Corp.  (U.S. Dollar Warrants)         10     12,500
  New World Development Co.                    17,000     74,090      Marubeni Corp.                             9,000     48,726
* New World Infrastructure Ltd.                20,028     38,334      Marui Co.                                  2,000     41,646
  Sun Hung Kai Properties                       8,000     65,438    + Matsushita Electric Works 2.70%
  Swire Pacific                                14,000    108,632      due 5/31/2002 5,000,000 Yen Par Value                59,177
+ Wharf Capital International 5.00%                                   Mitsubishi Estate                          5,000     62,470
  due 7/15/2000  25,000 U.S. Dollar Par value             26,750      Mitsubishi Heavy Industries               15,000    119,564
  Wharf(Holdings)                               8,000     26,641      Mitsui Fudosan Co.                         3,000     36,901
  Wheelock & Co.                               10,000     17,135      Mori Seiki Co.                             3,000     67,700
                                                       ---------    + NEC Corp.  1.70%
                                                       1,432,881      due 3/31/1999 10,000,000 Yen Par Value              128,717
                                                       ---------      NGK Spark Plug Co.                         7,000     88,136
INDONESIA  1.2%                                                       Namco                                      1,500     49,976
  Astra International                          15,000     31,161      Nippon Express Co.                         4,000     38,508
  Bank International Indonesia                 19,000     62,946      Nippon Fire & Marine                      10,000     67,797
  HM Sampoerna                                  3,000     30,314      Nippon Sanso Corp.                        20,000     96,077
  Kalbe Farma                                   7,000     23,726      Nippon Sheet Glass                        18,000     78,276
  Matahari Putra Pri                           33,500     58,971    * Nippon Telegraph & Telephone Crp.              4     32,349
* Tambang Timah                                15,000     18,533      Nippon Zeon Co.                           20,000    107,506
* Telekomunikasi Industries                     9,000     11,808      Nomura Securities                          6,000    130,751
                                                       ---------      Onward Kashiyama                           6,000     97,627
                                                         237,459      Promise Co.                                3,000    144,407
                                                       ---------      Rengo Co.                                 15,000    100,242
ITALY   1.8%                                                          Ricoh Co.                                 24,000    262,663
  Assic Generali                                1,900     46,001      Royal Co.                                  5,000     81,356
  Credito Italiano                             15,900     18,522      Sakura Bank                               10,000    126,877
* Eni Spa                                      18,000     62,904      Sangetsu Co.                               2,000     50,363
  Stet                                         33,800     84,148    * Sekisui House  (U.S. Dollar Warrants)        100     25,000
  Telecom Italia                               32,600     50,703      Shimizu Corp.                              6,000     61,017
  Telecom Italia                                7,800      9,538      Sony Corp.                                 4,000    239,806
* Telecom Italia                                7,800      8,202      Sumitomo Densetsu                          2,000     26,731
* Telecom Italia Mob                           32,600     57,373      Sumitomo Trust & Banking                  10,000    141,404
                                                       ---------      TDK Corp.                                  3,000    153,123
                                                         337,391    * Takashimaya Co.   (U.S. Dollar Warrants)      30     12,750
                                                       ---------      Takeda Chemical Industries                 5,000     82,324
JAPAN  23.5%                                                          Tokyo Electron                             2,000     77,482
  Almetax Manufacturing Co.                     4,000     46,102      Toray Industries Inc.                      5,000     32,930
  Amway Japan Limited                           1,000     42,228      Toshiba Corp.                             20,000    156,707
  Arabian Oil Co.                               1,000     41,646      Tostem Corp.                               1,000     33,220
+ Bot Cayman Finance 4.25%                                            Toyo Engineering                          14,000     88,136
  due 3/31/2049  10,000,000 Yen Par Value                133,656      Yamato Kogyo Co.                          10,000     96,852
  Canon Sales Company Inc.                      2,100     55,932                                                        ---------
  Chiyoda Co.                                   5,000    116,223                                                        4,483,112
  Circle K Japan Co.                            2,000     88,136                                                        ---------
  Daiichi Clinical                              1,000     25,860
  Daiwa Securities                              6,000     91,816
  Fuji Oil Co.                                  6,000     42,421


                Statement of Investments as of December 31, 1995

----------------------------------------------------------------------------------------------------------------
COMMON STOCK                         SHARES      VALUE    COMMON STOCK                          SHARES     VALUE
                                              (Note 2)                                                  (Note 2)
----------------------------------------------------------------------------------------------------------------
MALAYSIA             5.9%                                 SINGAPORE (CONTINUED)
  Arab Malaysian Financial           19,000    $80,797      Keppel Corp.                         4,000   $35,631
  DCB Holdings Berhad                50,000    145,687      Marco Polo Development  Ltd.        13,000    19,943
  DCB Holdings Berhad  (Warrants)     5,000      4,961      Overseas Chinese Bank                8,000   100,106
  IJM Corp. Berhad                   12,000     19,089      Singapore Airlines                   7,000    65,323
  IOI Corp.                          64,000     62,748      Singapore Land                       5,000    32,344
* IOI Corp.  (Warrants)              16,000      2,929      Singapore Press Holdings             1,200    21,209
  Leader Universal Holdings          14,666     33,493      Ssangyong Cement                     5,000    13,927
  Malayan Bank Berhad                10,000     84,262      United Overseas Bank                 8,000    76,918
  Malaysian International Shipping    9,000     23,566      United Overseas Land                23,000    43,740
  Nylex (Malaysia) Berhad            23,000     69,733                                                 ---------
* Petronas Gas Berhad                20,000     68,118                                                   697,406
  Resorts World Berhad               14,000     74,969                                                 ---------
  RJ Reynolds Berhad                 34,000     78,316    SPAIN              1.0%
  Telekom Malaysia                   24,000    187,109      Argentaria                             300    12,366
  UMW Holdings Berhad                 7,000     18,742      BCO Bilbao Vizcaya                     500    18,013
  Westmont Industries                 7,000     24,255    * BCO Esp De Credito                   1,600    11,080
  YTL Corp.                          22,000    138,599      BCO Popular ESP                        100    18,442
                                             ---------      BCO Santander SA                       300    15,061
                                             1,117,373      Empire  Nac Electricio                 600    33,982
                                             ---------      Iberdrola SA                         2,000    18,302
NETHERLANDS          2.8%                                   Repsol SA                              800    26,216
  ABN AMRO Holdings NV                  755     34,393      Telefonica De Esp                    2,200    30,470
  Heineken NV                           120     21,290                                                 ---------
  Ing Groep NV                          665     44,425                                                   183,932
  KLM                                   165      5,799                                                 ---------
  Kon PTT Nederland                   1,115     40,509   SWEDEN             1.8%
  Philips Electronic                  3,815    137,889     Electrolux AB                          450    18,468
  Royal Dutch Petrol                  1,350    188,615     Volvo AB   Series 'A'                4,800    98,679
  Unilever NV                           410     57,615     Volvo AB   Series 'B'               10,700   219,167
  Wolters Kluwer                        150     14,190                                                ---------
                                             ---------                                                 336,314
                                               544,725                                                ---------
                                             ---------   SWITZERLAND        3.9%
NORWAY               0.4%                                  Baloise Holdings                        15    31,209
  Den Norske Bank                    20,125     52,742     BBC Brown Boveri                        20    23,234
  Kvaerner AS                           110      3,682     Ciba Geigy AG                           65    57,196
  Norsk Hydro AS                        280     11,759     CS Holding                             445    45,619
  Orkla A/S                             115      5,719     Holderbk Financial Glarus               10     7,672
                                             ---------     Nestle SA                              120   132,744
                                                73,902     Roche Holdings AG                        5    70,004
                                             ---------     Roche Holdings AG                       15   118,661
SINGAPORE            3.7%                                  Sandoz AG                              100    91,547
  Amtek Engineering                  81,000    117,391     Schw Bankverein                         55    22,458
  City Developments                   5,000     36,409     Schw Bankgesellsch                      40    43,346
  Development Bank Singapore          3,000     37,328     Schweiz Bankverein                      64    13,066
  Fraser & Neave                      4,000     50,901     Schw Ruckversicher                      30    34,902
  Jurong Shipyard                     6,000     46,236     Winterthur                              85    60,130
                                                                                                      ---------
                                                                                                        751,788
                                                                                                      ---------

---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK                          SHARES     VALUE   COMMON STOCK                                       SHARES        VALUE
                                              (Note 2)                                                                 (Note 2)
---------------------------------------------------------------------------------------------------------------------------------
THAILAND           1.5%                                  UNITED KINGDOM (CONTINUED)
  Advanced Information Services        3,000   $50,258     Prudential Corp.                                  5,000      $32,187
  Bank of Ayudhya Public Co. Ltd.      8,000    44,780     Redland                                           1,000        6,034
  Dhana Siam Financial & Sec.          4,000    22,866     Reed International                                2,000       30,486
  Krung Thai Bank Place               12,300    49,805     Reuters Holdings                                  3,000       27,465
  Land & House                         2,000    32,870     RTZ Corp.                                         1,000       14,536
  Matichon Public Company Ltd.         4,000    23,660     Shell Transportation & Trading                    9,000      119,017
  National Petrochem                  14,000    27,233     Smith & Nephew                                    6,500       18,827
  Nawarat Patanakarn                   5,000    22,430     Smithkline Beecham                                3,000       33,080
  PTT Explortation & Products          2,000    20,961     Smithkline Beecham/BEC                            2,000       21,805
                                               -------     Standard Chartered                               21,000      178,723
                                               294,863     Tesco                                             6,000       27,675
                                               -------     Tomkins                                          24,000      104,923
UNITED KINGDOM    11.6%                                    Unilever                                          2,000       41,078
  Abbey National                       5,000    49,387     Vodafone Group                                    5,000       17,938
  Airtours                            20,000   113,371     Whitbread                                         3,000       31,705
  Allied Domecq Place                  2,000    16,276                                                              -----------
  BAA                                  7,000    52,943                                                                2,202,036
  BAT Industries                       4,000    35,223                                                              -----------
  BOC Group                            1,000    13,993     TOTAL COMMON STOCK      83.7%                             15,950,089
  Barclays                             3,000    34,384                                                              -----------
  Bass                                 2,000    22,317     --------------------------------------------------------------------
  Blue Circle Industries               2,000    10,638     REPURCHASE AGREEMENT                        FACE AMOUNT        VALUE
  Boots Co.                            2,000    18,108                                                                 (Note 2)
  British Aerospace                    1,000    12,359     --------------------------------------------------------------------
* British Aerospace  (Warrants)           40       194     UNITED STATES           13.1%
  British Airways                      3,000    21,711     State Street Bank and Trust Co. 5.150%
  British Petroleum                    9,000    75,128     due 01/02/1996-Collateralized by
  British Telecom                     14,000    76,751     $2,544,137 U.S. Treasury Bond 12.00%
  BTR                                  9,000    45,846     due 05/15/2005                                2,489,000    2,489,000
  Cable & Wireless                     5,000    35,797                                                              -----------
  Cadbury Schweppes                    4,571    37,731     TOTAL INVESTMENTS       96.8%                             18,439,089
  Forte                                6,000    30,797                                                              -----------
  General Electric                     3,000    16,493     OTHER ASSETS LESS
  Glaxo Wellcome                       5,470    77,730     LIABILITIES              3.2%                                608,449
  Grand Metropolitan                  21,500   154,764                                                              -----------
  Great Universal Stores              13,000   138,197     NET ASSETS - EQUIVALENT TO $10.67 PER SHARE
  Guinness                             3,000    22,061     BASED ON 1,785,480 SHARES  OF CAPITAL STOCK
  Hanson                               6,000    17,891     OUTSTANDING.           100.0%                            $19,047,538
  HSBC Holdings                        5,000    78,079                                                              ===========
  Imperial Chemical Industries         2,000    23,684
  Marks & Spencer                      4,000    27,955
  National Westminster                 4,000    40,286
  Lloyds TSB Group                    33,408   171,995
  P & O                                2,000    14,785
  Pearson                              1,000     9,683

                       PACIFIC RIM  EMERGING MARKETS FUND
                Statement of Investments as of December 31, 1995

-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK                                       SHARES     VALUE     COMMON STOCK                                 SHARES   VALUE
                                                           (Note 2)                                                        (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA  23.0%                                                        INDONESIA  2.8%
  Australia & NZ Bank Group                        20,000    $93,801      Astra International                      25,000   $51,935
  Amcor Limited                                    22,000    155,344      Bank International Indonesia             30,000    99,388
  Broken Hill Property                             30,300    427,902      HM Sampoerna                              5,000    50,523
  CSR Limited                                      50,000    162,777      Kalbe Farma                               5,000    16,947
* Crown Limited                                   132,143    245,546      Matahari Putra Pri                       55,000    96,818
  Gio Australia Holding                            85,000    197,748      Tambang Timah   Series 'B'               20,000    24,710
  Lend Lease Corp.                                 10,000    144,938      Telekomunikasi Industries Series 'B      15,000    19,681
  National  Australia Bank                         35,000    314,776                                                       --------
  Newcrest Mining                                  30,000    126,208                                                        360,002
  News Corporation                                 24,000    128,081                                                       --------
  Normandy Mining Ltd.                             33,000     47,830    JAPAN  16.3%
* Novus Petroleum                                 190,500    229,382      Almetax Manufacturing Co.                 2,000    23,051
  Pasminco Limited                                148,000    181,507      Amway Japan Limited                       1,000    42,228
  Santos Limited                                   54,921    160,428      Arabian Oil Co.                             500    20,823
  WMC Limited                                      60,000    385,313      Blue Grass Co.                            1,000    26,634
                                                           ---------      Canon Sales Company Inc.                  3,150    83,898
                                                           3,001,581      Chiyoda Co.                               2,000    46,489
                                                           ---------      Circle K Japan Co.                        1,000    44,068
HONG KONG  14.3%                                                          Daiwa Securities                          2,000    30,605
  Amoy Properties                                  30,000     29,874      Fuji Oil Co.                              4,000    28,281
  Cheung Kong(Holdings)                            10,000     60,912      Hitachi Zosen Corp.                       5,000    25,908
  China Light & Power                              25,000    115,099      Itochu Corp.                             15,000   100,969
* Florens Group                                    65,000     42,451      Kamigumi Co.                              2,000    19,196
  Grand Hotel Holdings                             98,000     36,437      Kawasaki Steel Corp.                      5,000    17,434
  Guangdong Investments                            90,000     54,122    * Kyocera Corp.  (U.S Dollar Warrants)          5     6,250
  Hang Seng Bank                                   18,000    161,203      Marubeni Corp.                            3,000    16,242
  Hong Kong & China Gas                            35,000     56,353      Marui Co.                                 1,000    20,823
  Hong Kong Electric                               20,000     65,567      Mitsubishi Estate                         3,000    37,482
  Hong Kong Land Holding (U.S. Dollars)            20,000     37,000      Mitsubishi Heavy Industries               5,000    39,855
  Hong Kong Telecommunications                     94,000    167,759      Mitsui Fudosan Co.                        2,000    24,600
  HSBC Holdings                                    21,800    329,855      Mori Seiki Co.                            1,000    22,567
  Hutchison Whampoa                                34,000    207,100      Namco                                     1,000    33,317
  Hysan Development                                10,000     26,447    + NEC Corp.  1.70%
  Manhattan Card Co.                               40,000     17,071      due 03/31/1999 5,000,000 Yen Par Value             64,359
  New World Development Co.                        27,000    117,672      NGK Spark Plug Co.                        3,000    37,772
* New World Infrastructure Ltd.                    20,045     38,366      Nippon Express Co.                        2,000    19,254
  Sun Hung Kai Properties                          10,000     81,798      Nippon Fire & Marine                      5,000    33,898
  Swire Pacific                                    18,000    139,670      Nippon Sanso Corp.                        9,000    43,235
+ Wharf Capital International   5.00%                                     Nippon Sheet Glass                        6,000    26,092
  due 07/15/2000 30,000 U.S. Dollar Par Value                 32,100    * Nippon Telegraph & Telephone Corp.            5    40,921
  Wharf Holdings                                   10,000     33,301      Nippon Zeon Co.                           7,000    37,627
  Wheelock &  Co.                                  15,000     25,703      Nomura Securities                         3,000    65,375
                                                           ---------
                                                           1,875,860
                                                           ---------

+ Convertible Bond
* Non Income Producing Securities
  See Accompanying Notes

--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK                         SHARES      VALUE   COMMON STOCK                                        SHARES        VALUE
                                              (Note 2)                                                                  (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
JAPAN (CONTINUED)                                        SINGAPORE  9.6%
  Onward Kashiyama                    2,000    $32,543     Amtek Engineering                                120,000     $173,913
  Promise Co.                         1,500     72,203     City Developments                                  8,000       58,254
  Rengo Co.                           5,000     33,414     Development Bank Singapore                         8,000       99,540
  Ricoh Co.                          11,000    120,387     Fraser & Neave                                     7,000       89,077
  Sakura Bank                         5,000     63,438     Jurong Shipyard                                    9,000       69,353
  Sangetsu Co.                        2,000     50,363     Keppel Corp.                                       8,000       71,262
* Sekisui House                          50     12,500     Marco Polo Development Ltd .                      25,000       38,353
  (U.S. Dollar Warrants)                                   Overseas Chinese Bank                             14,000      175,186
  Shimizu Corp.                       3,000     30,508     Singapore Airlines                                15,000      139,979
  Sony Corp.                          2,000    119,903     Singapore Land                                     9,000       58,218
  Sumitomo Densetsu                   1,000     13,366     Singapore Press Holdings                           2,600       45,953
  Sumitomo Trust & Banking            4,000     56,562     Ssangyong Cement                                   8,000       22,284
  TDK Corp.                           2,000    102,082     United Overseas Bank                              13,000      124,991
* Takashimaya Co.                        20      8,500     United Overseas Land                              45,000       85,578
  (U.S. Dollar Warrants)                                                                                             -----------
  Takeda Chemical Industries          5,000     82,325                                                                 1,251,941
  Tokyo Electronics                   1,000     38,741                                                               -----------
  Toray Industries Inc.               5,000     32,930   THAILAND  4.5%
  Toshiba Corp.                       7,000     54,848     Advanced Information Service                       7,000      117,269
  Tostem Corp.                        1,000     33,220     Bank of Ayudhya Public Co Ltd.                    15,000       83,962
  Toyo Engineering                   11,000     69,249     Dhana Siam Financial & Securities                 12,000       68,599
  Yamato Kogyo Co.                    2,000     19,371     Krung Thai Bank                                   25,300      102,445
                                             ---------     Land & House                                       4,000       65,740
                                             2,125,706     Matichon Public Company Ltd.                      10,000       59,150
                                             ---------     National Petrochem                                19,000       36,784
MALAYSIA  15.3%                                            Nawarat Patanakarn                                 6,000       25,727
  Arab Malaysian Financial           43,000    182,856     PTT Exploration & Product                          3,000       31,441
  DCB  Holdings Berhad               66,000    192,306                                                               -----------
* DCB  Holdings Berhad (Warrants)    11,250     11,163                                                                   591,117
  IJM Corp. Berhad                   22,000     34,996                                                               -----------
  IOI Corp.                         105,000    102,945   TOTAL COMMON STOCK  85.8%                                  11,201,390
* IOI Corp. (Warrants)               26,250      4,806                                                               -----------
  Leader Universal Holdings          35,333     80,691   -----------------------------------------------------------------------
  Malayan Bank Berhad                11,000     92,688   REPURCHASE AGREEMENT                           FACE AMOUNT        VALUE
  Malaysia International Shipping    18,000     47,132                                                                  (Note 2)
  Nylex(Malaysia) Berhad             47,000    142,497   -----------------------------------------------------------------------
* Petronas Gas Berhad                39,000    132,831   U.S. DOLLAR   7.1%
  Resorts World Berhad               31,000    166,004     State Street Bank and Trust Co. 5.150%
  RJ Reynolds Berhad                 64,000    147,419     due 01/02/1996-Collateralized by
  Telekom Malaysia                   43,000    335,236     $948,537 U.S. Treasury Bond 12.00%
  Westmont Industries                11,000     38,115     due 05/15/2005                                   929,000      929,000
  YTL Corp.                          45,000    283,498                                                               -----------
                                             ---------     TOTAL INVESTMENTS  92.9%                                   12,130,390
                                             1,995,183                                                               -----------
                                             ---------     OTHER ASSETS LESS LIABILITIES  7.1%                           926,709
                                                                                                                     -----------
                                                           NET ASSETS - EQUIVALENT TO $10.36 PER SHARE
                                                           BASED ON 1,260,885 SHARES OF CAPITAL STOCK
                                                           OUTSTANDING.   100.0%                                     $13,057,099
                                                                                                                     ===========

Statements of Assets and Liabilities as of December 31, 1995

-----------------------------------------------------------------------------------------------------------------------------------
                                                         EMERGING GROWTH      COMMON STOCK        REAL ESTATE           BALANCED
                                                           EQUITY FUND            FUND          SECURITIES FUND       ASSETS FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments in securities, at market value (cost-
 Emerging Growth Equity Fund; $149,186,228,
 Common Stock Fund: $52,113,405, Real Estate
 Securities Fund; $48,999,671, Balanced Assets Fund:
 $98,285,735, Capital Growth Bond Fund: $39,971,441,
 Money Market Fund: $35,998,414, International Fund:
 $17,269,015, Pacific Rim Emerging Markets Fund:
 $11,505,710)
 (Note 2)...............................................   $161,858,889        $60,834,031         $50,599,913        $109,759,871
 Cash...................................................         10,003              6,354              14,188               4,854
 Cash - foreign currencies (cost
 International Fund: $546,598
 Pacific Rim Emerging Markets Fund: $860,393)*..........            ---                ---                 ---                 ---
 Receivable for undelivered sales.......................      5,632,745            179,942           3,245,631             179,942
 Investment income receivable...........................          2,580            115,521             258,891             958,446
 Tax reclaims receivable................................            ---                ---                 ---                 ---
                                                           ------------        -----------         -----------        ------------
 Total assets...........................................    167,504,217         61,135,848          54,118,623         110,903,113
                                                           ------------        -----------         -----------        ------------
LIABILITIES:
 Payable for investment advisory fees (Note 8)                   66,607             25,350              21,717              46,268
 Payable for undelivered purchases......................      5,011,143            114,570           1,656,789              96,106
 Withholding taxes payable..............................            ---                ---                 ---                 ---
                                                           ------------        -----------         -----------        ------------
 Total liabilities......................................      5,077,750            139,920           1,678,506             142,374
                                                           ------------        -----------         -----------        ------------
NET ASSETS..............................................   $162,426,467        $60,995,928         $52,440,117        $110,760,739
                                                           ============        ===========         ===========        ============
REPRESENTED BY:
Paid In Capital (Note 5)................................   $131,407,798        $49,933,954         $47,634,128         $94,335,408
Net unrealized appreciation of
investments.............................................     12,672,661          8,720,626           1,600,242          11,474,136
Net unrealized appreciation on
translation of  assets and liabilities in
  foreign currencies*...................................            ---                ---                 ---                 ---
Undistributed net realized gain
(loss) on investments...................................     18,139,742          1,506,587             839,886           1,682,448
Undistributed net realized gain (loss) on transactions
in foreign currencies*..................................            ---                ---                 ---                 ---
Undistributed net investment income ....................        206,266            834,761           2,365,861           3,268,747
                                                           ------------        -----------         -----------        ------------
NET ASSETS..............................................   $162,426,467        $60,995,928         $52,440,117        $110,760,739
                                                           ============        ===========         ===========        ============
Capital stock outstanding (Note 5)......................      7,030,732          3,532,074           3,472,861           6,457,180
                                                           ============        ===========         ===========        ============
Net asset value, offering and redemption
prices per share........................................         $23.10             $17.27              $15.10              $17.15
                                                           ============        ===========         ===========        ============

* International & Pacific Rim Emerging Markets Funds only.
  See Accompanying Notes

-----------------------------------------------------------------------------------------------------------------------------------
                                                            CAPITAL GROWTH     MONEY - MARKET    INTERNATIONAL  PACIFIC RIM EMERGING
                                                               BOND FUND            FUND              FUND           MARKETS FUND
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS:
 Investments in securities, at market value (cost-
 Emerging Growth Equity Fund; $149,186,228,
 Common Stock Fund: $52,113,405, Real Estate
 Securities Fund; $48,999,671, Balanced Assets Fund:
 $98,285,735, Capital Growth Bond Fund: $39,971,441,
 Money Market Fund: $35,998,414, International Fund:
 $17,269,015, Pacific Rim Emerging Markets Fund:
 $11,505,710)
 (Note 2)...............................................       $41,984,131       $35,998,414      $18,439,089       $12,130,390
 Cash...................................................             7,291             8,573           28,184            33,259
 Cash - foreign currencies (cost
 International Fund: $546,598
 Pacific Rim Emerging Markets Fund: $860,393)*..........               ---               ---          547,004           862,205
 Receivable for undelivered sales.......................               ---               ---           53,729           516,949
 Investment income receivable...........................           720,600               ---           50,507             4,645
 Tax reclaims receivable................................               ---               ---           15,074               ---
                                                               -----------       -----------      -----------       -----------
 Total assets...........................................        42,712,022        36,006,987       19,133,587        13,547,448
                                                               -----------       -----------      -----------       -----------
LIABILITIES:
 Payable for investment advisory fees (Note 8)                      18,236            14,988           21,260            16,156
 Payable for undelivered purchases......................                 0               ---           57,668           474,078
 Withholding taxes payable..............................               ---               ---            7,121               115
                                                               -----------       -----------      -----------       -----------
 Total liabilities......................................            18,236            14,988           86,049           490,349
                                                               -----------       -----------      -----------       -----------
NET ASSETS..............................................       $42,693,786       $35,991,999      $19,047,538       $13,057,099
                                                               ===========       ===========      ===========       ===========
REPRESENTED BY:
Paid In Capital (Note 5)................................       $41,739,537       $34,307,615      $17,930,657       $12,421,144
Net unrealized appreciation of
investments.............................................         2,012,690               ---        1,170,074           624,680
Net unrealized appreciation on
translation of  assets and liabilities in
  foreign currencies*...................................               ---               ---              406               373
Undistributed net realized gain
(loss) on investments...................................        (1,060,038)              ---            3,920            14,126
Undistributed net realized gain (loss) on transactions
in foreign currencies*..................................               ---               ---          (60,286)           (3,621)
Undistributed net investment income ....................             1,597         1,684,384            2,767               397
                                                               -----------       -----------      -----------       -----------
NET ASSETS..............................................       $42,693,786       $35,991,999      $19,047,538       $13,057,099
                                                               ===========       ===========      ===========       ===========
Capital stock outstanding (Note 5)......................         3,779,382         3,320,455        1,785,480         1,260,885
                                                               ===========       ===========      ===========       ===========
Net asset value, offering and redemption
prices per share........................................            $11.30            $10.84           $10.67            $10.36
                                                               ===========       ===========      ===========       ===========


Statements of Operations for the Year Ended December 31, 1995

---------------------------------------------------------------------------------------------------------------------------------
                                                                 EMERGING GROWTH   COMMON STOCK    REAL ESTATE        BALANCED
                                                                   EQUITY FUND         FUND      SECURITIES FUND     ASSETS FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 2):
Interest.......................................................    $   826,889      $   295,300     $  277,831      $  3,022,480
Dividends**....................................................         23,376          771,938      2,320,479           826,873
                                                                   -----------      -----------      ---------       -----------
Total investment income........................................        850,265        1,067,238      2,598,310         3,849,353
                                                                   -----------      -----------      ---------       -----------
EXPENSES:
Investment advisory fees (Note 8)..............................        643,999          232,477        232,449           456,917
General expenses (Note 8)......................................            ---              ---            ---               ---
                                                                   -----------      -----------      ---------       -----------
Total Expenses.................................................        643,999          232,477        232,449           456,917
                                                                   -----------      -----------      ---------       -----------
Net investment income (Note 2).................................        206,266          834,761      2,365,861         3,392,436
                                                                   -----------      -----------      ---------       -----------
REALIZED AND UNREALIZED GAIN (LOSS) :
Net realized gain (loss) on:
Investment transactions (excluding short term investments)          18,252,359        2,091,782      1,242,307         2,741,674
Foreign currency transactions*.................................            ---              ---            ---               ---
                                                                   -----------      -----------      ---------       -----------
Net realized gain .............................................     18,252,359        2,091,782      1,242,307         2,741,674
                                                                   -----------      -----------      ---------       -----------
Net unrealized appreciation  on:
Investment transactions (excluding short term investments)          12,756,627        9,276,249      3,176,323        14,094,035
Translation of assets and liabilites in foreign currencies*....            ---              ---            ---               ---
                                                                   -----------      -----------      ---------       -----------
Net unrealized appreciation....................................     12,756,627        9,276,249      3,176,323        14,094,035
                                                                   -----------      -----------      ---------       -----------
Net realized and unrealized gain...............................     31,008,986       11,368,031      4,418,630        16,835,709
                                                                   -----------      -----------      ---------       -----------
INCREASE IN NET ASSETS DERIVED
FROM OPERATIONS................................................    $31,215,252      $12,202,792     $6,784,491       $20,228,145
                                                                   ===========      ===========     ==========       ===========

** Net of withholding taxes of $41,289 and $15,842 for International and Pacific Rim Emerging Markets funds, respectively.
*  International and Pacific Rim Emerging Markets Funds only.
   See Accompanying Notes

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    PACIFIC RIM
                                                                CAPITAL GROWTH    MONEY - MARKET   INTERNATIONAL      EMERGING
                                                                   BOND FUND           FUND             FUND        MARKETS FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 2):
Interest.......................................................    $ 2,739,692      $ 1,838,797      $  143,986      $    58,812
Dividends**....................................................            ---              ---         331,975          215,991
                                                                   -----------      -----------      ----------      -----------
Total investment income........................................      2,739,692        1,838,797         475,961          274,803
                                                                   -----------      -----------      ----------      -----------
EXPENSES:
Investment advisory fees (Note 8)..............................        198,316          154,412         154,896           95,770
General expenses (Note 8)......................................            ---              ---          91,115           73,235
                                                                   -----------      -----------      ----------      -----------
Total Expenses.................................................        198,316          154,412         246,011          169,005
                                                                   -----------      -----------      ----------      -----------
Net investment income (Note 2).................................      2,541,376        1,684,385         229,950          105,798
                                                                   -----------      -----------      ----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) :
Net realized gain (loss) on:
Investment transactions (excluding short term investments)             677,362              ---         239,190           79,497
Foreign currency transactions*.................................            ---              ---         (68,901)         (23,307)
                                                                   -----------      -----------      ----------      -----------
Net realized gain .............................................        677,362              ---         170,289           56,190
                                                                   -----------      -----------      ----------      -----------
Net unrealized appreciation  on:
Investment transactions (excluding short term investments)           4,016,399              ---       1,358,135        1,075,255
Translation of assets and liabilites in foreign currencies*....            ---              ---           2,542              380
                                                                   -----------      -----------      ----------      -----------
Net unrealized appreciation....................................      4,016,399              ---       1,360,677        1,075,635
                                                                   -----------      -----------      ----------      -----------
Net realized and unrealized gain...............................      4,693,761              ---       1,530,966        1,131,825
                                                                   -----------      -----------      ----------      -----------
INCREASE IN NET ASSETS DERIVED
FROM OPERATIONS................................................    $ 7,235,137      $ 1,684,385      $1,760,916      $ 1,237,623
                                                                   ===========      ===========     ===========      ===========

                      Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------------------------------------
                                                       EMERGING GROWTH              COMMON STOCK                 REAL ESTATE
                                                         EQUITY FUND                    FUND                   SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                  DEC. 31/95    DEC. 31/94    DEC. 31/95    DEC. 31/94    DEC. 31/95     DEC. 31/94
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income .........................      $206,266       $55,087      $834,761     $453,596     $2,365,861    $1,547,952
Net realized gain (loss) from investment and
foreign currency transactions..................    18,252,359     3,929,965     2,091,782      429,006      1,242,307      (342,136)
Net unrealized appreciation (depreciation) of
investments and translation of assets and
liabilities in foreign currencies..............    12,756,627    (6,390,916)    9,276,249   (2,211,994)     3,176,323    (2,832,671)
                                                 ------------   -----------   -----------  -----------    -----------   -----------
Increase (decrease) in net assets derived from
operations.....................................    31,215,252    (2,405,864)   12,202,792   (1,329,392)     6,784,491    (1,626,855)
                                                 ------------   -----------   -----------  -----------    -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income..........................       (35,611)      (19,476)          ---     (453,596)      (852,969)     (697,202)
Net realized gain..............................    (3,730,311)     (331,996)          ---   (1,246,124)           ---      (230,087)
                                                 ------------   -----------   -----------  -----------    -----------   -----------
Total distributions to shareholders............    (3,765,922)     (351,472)            0   (1,699,720)      (852,969)     (927,289)
                                                 ------------   -----------   -----------  -----------    -----------   -----------
FROM CAPITAL STOCK TRANSACTIONS (NOTE 5):
Net proceeds from sale of capital stock........    46,820,911    49,160,218    17,959,899   18,029,178     11,341,799    22,118,718
Net asset value of shares issued to shareholder
for reinvestment of dividends..................     3,765,922       351,472           ---    1,699,720        852,969       927,289
                                                 ------------   -----------   -----------  -----------    -----------   -----------
                                                   50,586,833    49,511,690    17,959,899   19,728,898     12,194,768    23,046,007
Cost of capital stock reacquired...............   (12,989,112)   (5,141,457)   (3,995,283)  (3,522,116)    (8,257,316)   (2,026,894)
                                                 ------------   -----------   -----------  -----------    -----------   -----------
Increase (decrease) in net assets derived from
capital stock transactions.....................    37,597,721    44,370,233    13,964,616   16,206,782      3,937,452    21,019,113
                                                 ------------   -----------   -----------  -----------    -----------   -----------
Net increase in net assets.....................    65,047,051    41,612,897    26,167,408   13,177,670      9,868,974    18,464,969

NET ASSETS:
Beginning of period                                97,379,416    55,766,519    34,828,520   21,650,850     42,571,143    24,106,174
                                                 ------------   -----------   -----------  -----------    -----------   -----------
End of period 1995 and 1994 including
undistributed net investment income of
$206,266 and $35,611 respectively in the
Emerging Growth Equity Fund, $834,761 and NIL
respectively in the Common Stock Fund,
$2,365,861 and $852,969 respectively in the
Real Estate Securities Fund, $3,268,747 and
$5,545 respectively in the Balanced Assets
Fund, $1,597 and $6,094 respectively in the
Capital Growth Bond Fund, $1,684,384 and
$1,404 respectively in the Money - Market
Fund, $2,767 and $4,793 respectively in the
International Fund, and $397 and $5,439
respectively in the Pacific Rim Emerging
Markets Fund.
(Note 2).......................................  $162,426,467   $97,379,416   $60,995,928  $34,828,520    $52,440,117   $42,571,143
                                                 ============   ===========   ===========  ===========    ===========   ===========

See Accompanying Notes

-----------------------------------------------------------------------------------------------------------------------------------
                                                       BALANCED ASSETS              CAPITAL GROWTH              MONEY - MARKET
                                                            FUND                       BOND FUND                     FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                   DEC. 31/95    DEC. 31/94    DEC. 31/95    DEC. 31/94    DEC. 31/95    DEC. 31/94
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income .........................    $3,392,436    $2,500,365    $2,541,376    $2,497,883    $1,684,385      $776,905
Net realized gain (loss) from investment and
foreign currency transactions..................     2,741,674       228,164       677,362    (1,307,483)          ---           ---
Net unrealized appreciation (depreciation) of
investments and translation of assets and
liabilities in foreign currencies..............    14,094,035    (5,783,362)    4,016,399    (3,268,785)          ---           ---
                                                 ------------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets derived from
operations.....................................    20,228,145    (3,054,833)    7,235,137    (2,078,385)    1,684,385       776,905
                                                 ------------   -----------   -----------   -----------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income..........................      (129,234)   (2,499,752)   (2,545,873)   (2,500,018)       (1,405)     (779,386)
Net realized gain..............................           ---    (1,581,823)     (425,137)      (24,868)          ---           ---
                                                 ------------   -----------   -----------   -----------   -----------   -----------
Total distributions to shareholders............      (129,234)   (4,081,575)   (2,971,010)   (2,524,886)       (1,405)     (779,386)
                                                 ------------   -----------   -----------   -----------   -----------   -----------
FROM CAPITAL STOCK TRANSACTIONS (NOTE 5):
Net proceeds from sale of capital stock........    24,303,441    32,214,527    12,263,927    11,243,241    36,173,191    27,553,996
Net asset value of shares issued to shareholder
for reinvestment of dividends..................       129,234     4,081,575     2,971,010     2,524,886         1,405       779,386
                                                 ------------   -----------   -----------   -----------   -----------   -----------
                                                   24,432,675    36,296,102    15,234,937    13,768,127    36,174,596    28,333,382
Cost of capital stock reacquired...............    (8,507,590)  (12,578,846)  (10,423,191)  (16,730,043)  (26,250,063)  (17,806,853)
                                                 ------------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets derived from
capital stock transactions.....................    15,925,085    23,717,256     4,811,746    (2,961,916)    9,924,533    10,526,529
                                                 ------------   -----------   -----------   -----------   -----------   -----------
Net increase in net assets.....................    36,023,996    16,580,848     9,075,873    (7,565,187)   11,607,513    10,524,048

NET ASSETS:
Beginning of period                                74,736,743    58,155,895    33,617,913    41,183,100    24,384,486    13,860,438
                                                 ------------   -----------   -----------   -----------   -----------   -----------
End of period 1995 and 1994 including
undistributed net investment income of
$206,266 and $35,611 respectively in the
Emerging Growth Equity Fund, $834,761 and NIL
respectively in the Common Stock Fund,
$2,365,861 and $852,969 respectively in the
Real Estate Securities Fund, $3,268,747 and
$5,545 respectively in the Balanced Assets
Fund, $1,597 and $6,094 respectively in the
Capital Growth Bond Fund, $1,684,384 and
$1,404 respectively in the Money - Market
Fund, $2,767 and $4,793 respectively in the
International Fund, and $397 and $5,439
respectively in the Pacific Rim Emerging
Markets Fund.
(Note 2).......................................  $110,760,739   $74,736,743   $42,693,786   $33,617,913   $35,991,999   $24,384,486
                                                 ============   ===========   ===========   ===========   ===========   ===========

See Accompanying Notes

                                       43

------------------------------------------------------------------------------------------------------------------------------
                                                         INTERNATIONAL                               PACIFIC RIM EMERGING
                                                            FUND                                         MARKETS FUND
                                                   YEAR ENDED        * PERIOD ENDED          YEAR ENDED        * PERIOD ENDED
                                                   DEC. 31/95           DEC. 31/94           DEC. 31/95          DEC. 31/94
------------------------------------------------------------------------------------------------------------------------------

FROM OPERATIONS:
Net investment income ...........................     $229,950           $34,077               $105,798             $32,721
Net realized gain (loss) from investment and
foreign currency transactions....................      170,289           (6,873)                 56,190                 511
Net unrealized appreciation (depreciation) of
investments and translation of assets and
liabilities in foreign currencies................    1,360,677         (190,197)              1,075,635           (450,582)
                                                    ----------        ----------            -----------          ----------
Increase (decrease) in net assets derived from
operations.......................................    1,760,916         (162,993)              1,237,623           (417,350)
                                                    ----------        ----------            -----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income............................    (231,976)          (29,284)              (110,840)            (27,282)
Net realized gain................................    (219,782)              ---                (46,196)                ---
                                                    ----------        ----------            -----------          ----------
Total distributions to shareholders..............    (451,758)          (29,284)              (157,036)            (27,282)
                                                    ----------        ----------            -----------          ----------
FROM CAPITAL STOCK TRANSACTIONS:
Net proceeds from sale of capital stock..........    6,682,274        11,463,599              5,286,274           8,107,883
Net asset value of shares issued to shareholder
for reinvestment of dividends....................      451,758            29,284                157,036              27,282
                                                    ----------        ----------            -----------          ----------
                                                     7,134,032        11,492,883              5,443,310           8,135,165
Cost of capital stock reacquired.................    (686,059)          (10,199)            (1,124,015)            (33,316)
                                                    ----------        ----------            -----------          ----------
Increase in net assets derived from capital stock
transactions.....................................    6,447,973        11,482,684              4,319,295           8,101,849
                                                    ----------        ----------            -----------          ----------
Net increase in net assets.......................    7,757,131        11,290,407              5,399,882           7,657,217
NET ASSETS:
Beginning of period..............................   11,290,407               ---              7,657,217                 ---
                                                    ----------        ----------            -----------          ----------
End of period 1995 and 1994 including
undistributed net investment income of
$206,266 and $35,611 respectively in the
Emerging Growth Equity Fund, $824,761 and
NIL respectively in the Common Stock Fund,
$2,365,861 and $852,969 respectively in the
Real Estate Securities Fund, $3,268,747 and
$5,545 respectively in the Balanced Assets
Fund, $1,597 and $6,094 respectively in the
Capital Growth Bond Fund, $1,684,384 and
$1,404 respectively in the Money - Market
Fund, $2,767 and $4,793 respectively in the
International Fund, and $397 and $5,439
respectively in the Pacific Rim Emerging
Markets Fund.
(Note 2).........................................  $19,047,538       $11,290,407            $13,057,099          $7,657,217
                                                   ===========       ===========            ===========          ==========

* Inception date October 4, 1994
  See Accompanying Notes

                Notes to Financial Statements, December 31, 1995


1. ORGANIZATION

Manulife Series Fund, Inc. ("MSFI"), incorporated on July 22, 1983, and domiciled in the State of Maryland, is a no-load, diversified open-end management investment company. MSFI was incorporated for the purpose of investing premiums from variable contracts issued by The Manufacturers Life Insurance Company of America. MSFI is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and its shares are registered under the Securities Act of 1933. The effective date of the initial registration was June 26, 1984. Separate Accounts One, Two, Three and Four of The Manufacturers Life Insurance Company of America (the "Separate Accounts") have purchased their shares of the common stock of MSFI as an investment and not with a view towards resale, distribution or redemption. On October 4, 1994, MSFI launched the International Fund and Pacific Rim Emerging Markets Fund with initial Seed money from The Manufacturers Life Insurance Company of America of $10,000,000 and $7,000,000, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A) SECURITY VALUATION.

Except with respect to debt instruments having a remaining maturity of 60 days or less, securities held by MSFI are valued as follows: Securities listed on a securities exchange are valued at the last sale price or, if there has been no sale that day, at the last bid price reported as of the close of trading on the New York Stock Exchange. Securities traded in the over-the-counter market are valued at the last bid price or yield equivalent as of the close of trading on the New York Stock Exchange. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and for debt securities this ordinarily will be the over-the-counter market. Although the practice of each fund is to purchase only assets having a readily ascertainable market value, if market quotations for such assets are unavailable, such assets are valued at their fair value as determined in good faith by MSFI's Board of Directors. There were no such securities held at December 31, 1995.

Debt instruments held with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the security is initially valued at cost on the date of purchase (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity); and thereafter a constant proportionate amortization in value is assumed until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. For purposes of this method of valuation, the maturity of a variable rate instrument is deemed to be the next date on which the interest rate is to be adjusted.

B) INTERNATIONAL AND PACIFIC RIM EMERGING MARKETS FUNDS.

Apart from the accounting policies mentioned above there are other significant accounting policies followed by MSFI in preparation of financial statements for the International and Pacific Rim Emerging Markets Funds.

Generally securities will be valued as described above on the exchanges which they are traded, however, where a country has adopted other conventions with respect to valuations, these will be utilized instead. Trading in securities on European and Far Eastern exchanges and over-the counter markets is normally completed well before 4:00 P.M. eastern time. As a result, if events materially affecting the value of such securities occur between the time when their price is determined and the time the Funds net asset value is calculated, such securities will be valued at fair value as determined in good faith by MSFI's Board of Directors. There were no such securities held at December 31, 1995.

The values of all assets and liabilities initially expressed in foreign currencies are translated into US dollars at the exchange rate of such currencies against the US dollar as provided by the pricing service as of 12:00 P.M. New York time.


The Funds may utilize derivative securities such as futures contracts and related options and foreign currency contracts for bonafide hedging purposes, and not in speculation or to leverage the fund. (See prospectus for details). The primary risks associated with the use of futures contracts are imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Risks associated with forward currency contracts include movement in the value of the foreign currency relative to the US dollar and the ability of the counterpart to perform. Futures and forward currency contracts are valued based upon their quoted daily settlement prices. Fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains (losses) are recognized. Unrealized appreciation (depreciation) related to open futures and forward currency contracts may be required to be treated as realized gain (loss) for tax purposes. There were no such futures or contracts held at December 31, 1995.

Foreign dividends are recorded on the ex-date or as soon after the ex-date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings.

C) FEDERAL INCOME TAXES.

It is MSFI's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholder. Therefore, no Federal income tax provision is required.

D) DIVIDENDS TO SHAREHOLDER.

Dividends to shareholder are recorded on the ex-dividend date.

E) OTHER.

Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recorded as earned. Dividend income is recorded on the ex-dividend date.

3.  PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, excluding short-term securities for the year ended December 31, 1995

-----------------------------------------------------------------------------------------------------------------------
                                             EMERGING GROWTH               COMMON STOCK                REAL ESTATE
                                               EQUITY FUND                     FUND                  SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------
PURCHASES
U.S.  Government
Obligations..............                       $         --                  $        --                $        --
Corporate Bonds..........                                 --                           --                         --
Common Stocks............                        204,309,555                   58,731,200                 62,905,509
                                                ------------                  -----------                -----------
                                                $204,309,555                  $58,731,200                $62,905,509
                                                ============                  ===========                ===========
SALES
U.S.  Government
Obligations..............                       $         --                  $        --                $        --
Corporate Bonds..........                                 --                           --                         --
Common Stocks............                        168,970,035                   45,706,444                 56,803,017
                                                ------------                  -----------                -----------
                                                $168,970,035                  $45,706,444                $56,803,017
                                                ============                  ===========                ===========

Effective January 1, 1995 realized and unrealized gains and losses are determined by the specific identification method. Previously, these gains and losses were based on average cost. This change in method decreased net realized gain and increased unrealized appreciation for financial statement purposes by immaterial amounts. There was no effect on the net increase in net assets resulting from operations, on the net assets of the Fund, or for federal tax purposes.

4.  TAX BASIS OF INVESTMENTS

Investment information based on the cost for Federal income tax purposes of the securities (excluding short-term investments) held at December 31, 1995 is as follows:

-----------------------------------------------------------------------------------------------------------------------
                                              EMERGING GROWTH               COMMON STOCK                REAL ESTATE
                                                EQUITY FUND                     FUND                  SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------
Aggregate gross unrealized
appreciation.....................               $ 23,359,711                  $ 9,508,857                $ 2,297,662
Aggregate gross unrealized
depreciation.....................               (10,687,050)                    (788,231)                  (697,421)
                                                -----------                   ----------                 ----------
Net unrealized appreciation
(depreciation)...................               $ 12,672,661                  $ 8,720,626                $ 1,600,241
                                                ============                  ===========                ===========
Aggregate cost of securities
for federal income tax purposes..               $141,423,851                  $46,948,261                $47,251,371
                                                ============                  ===========                ===========

--------------------------------------------------------------------------------------------------------------------------
                               BALANCED ASSETS       CAPITAL GROWTH           INTERNATIONAL           PACIFIC RIM EMERGING
                                    FUND               BOND FUND                   FUND                   MARKETS FUND
--------------------------------------------------------------------------------------------------------------------------
PURCHASES
U.S.  Government
Obligations..............         $20,584,568          $18,293,621                $       ---                $       ---
Corporate Bonds..........          20,133,718           17,317,880                    463,275                    153,625
Common Stocks............          54,281,414                  ---                 13,490,837                  9,721,763
                                  -----------          -----------                -----------                 ----------
                                  $94,999,700          $35,611,501                $13,954,112                 $9,875,388
                                  ===========          ===========                ===========                 ==========
SALES
U.S.  Government
Obligations..............         $22,480,322          $19,016,869                $       ---                $       ---

Corporate Bonds..........           7,812,173           12,281,218                    114,416                     57,208

Common Stocks............          51,946,450                  ---                  7,469,713                  4,918,616
                                  -----------          -----------                -----------                 ----------
                                  $82,238,945          $31,298,087                $ 7,584,129                $ 4,975,824
                                  ===========          ===========                ===========                ===========

--------------------------------------------------------------------------------------------------------------------------
                               BALANCED ASSETS       CAPITAL GROWTH          INTERNATIONAL            PACIFIC RIM EMERGING
                                    FUND               BOND FUND                  FUND                    MARKETS FUND
--------------------------------------------------------------------------------------------------------------------------
Aggregate gross
unrealized
appreciation....................  $12,256,680           $2,037,777                 $1,593,732                $   979,279
Aggregate gross
unrealized
depreciation....................     (782,544)             (25,087)                  (423,658)                  (354,599)
                                  -----------          -----------                -----------                 ----------
Net unrealized
appreciation
(depreciation)..................  $11,474,136           $2,012,690                 $1,170,074                   $624,680
                                  ===========          ===========                ===========                ===========
Aggregate cost of
securities for
federal income
tax purposes....................  $86,818,083          $38,481,204                $14,780,015                $10,576,710
                                  ===========          ===========                ===========                ===========

5.  CAPITAL STOCK AND DISTRIBUTIONS

At December 31, 1995 there were 1,000,000,000 shares of $0.01 par value common stock authorized.

------------------------------------------------------------------------------------------------------------------------
                                              EMERGING GROWTH                                  COMMON STOCK
                                                EQUITY FUND                                        FUND
------------------------------------------------------------------------------------------------------------------------
                                  YEAR ENDED                   YEAR ENDED        YEAR ENDED                   YEAR ENDED
                                  DEC. 31/95                   DEC. 31/94        DEC. 31/95                   DEC. 31/94
------------------------------------------------------------------------------------------------------------------------
Shares sold....................    2,232,451                    2,635,224         1,190,184                    1,257,276
Shares issued to
shareholders in
reinvestment of
dividends......................      164,511                       19,037                --                      124,906
                                   ---------                    ---------         ---------                    ---------
Total issued...................    2,396,962                    2,654,261         1,190,184                    1,382,182
Shares redeemed................     (615,559)                    (276,202)         (264,451)                    (250,842)
                                   ---------                    ---------         ---------                    ---------
Net increase...................    1,781,403                    2,378,059           925,733                    1,131,340
                                   =========                    =========         =========                    =========

------------------------------------------------------------------------------------------------------------------------
                                              CAPITAL GROWTH                                  MONEY - MARKET
                                                 BOND FUND                                         FUND
------------------------------------------------------------------------------------------------------------------------
                                  YEAR ENDED                   YEAR ENDED        YEAR ENDED                   YEAR ENDED
                                  DEC. 31/95                   DEC. 31/94        DEC. 31/95                   DEC. 31/94
------------------------------------------------------------------------------------------------------------------------
Shares sold....................    1,094,742                    1,035,750         3,422,196                    2,666,868
Shares issued to
shareholders in
reinvestment of
dividends......................      263,567                      244,349               132                       75,920
                                   ---------                   ----------        ----------                   ----------
Total issued...................    1,358,309                    1,280,099         3,422,328                    2,742,788
Shares redeemed................     (907,815)                  (1,586,192)       (2,477,727)                  (1,721,462)
                                   ---------                   ----------        ----------                   ----------
Net increase...................      450,494                     (306,093)          944,601                    1,021,326
                                   =========                   ==========        ==========                   ==========

During 1995, The Manufacturers Life Insurance Company of America withdrew $6,500,000 of its investment and accumulated earnings from Capital Growth
Bond Fund. At December 31, 1995 the value of The Manufacturers Life Insurance Company of America's investments and accumulated earnings were: Capital Growth Bond Fund $4,263,248; International Fund $10,957,026 and Pacific Rim Emerging Markets Fund $7,363,984.

-----------------------------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE                                  BALANCED ASSETS
                                               SECURITIES FUND                                      FUND
-----------------------------------------------------------------------------------------------------------------------------
                                     YEAR ENDED                 YEAR ENDED         YEAR ENDED                      YEAR ENDED
                                     DEC. 31/95                 DEC. 31/94         DEC. 31/95                      DEC. 31/94
-----------------------------------------------------------------------------------------------------------------------------
Shares sold....................        815,153                   1,558,907          1,589,739                       2,170,644
Shares issued to
shareholders in
reinvestment of
dividends......................         57,730                      65,711              8,032                         291,143
                                      --------                   ---------          ---------                       ---------
Total issued...................        872,883                   1,624,618          1,597,771                       2,461,787
Shares redeemed................       (590,162)                   (147,295)          (566,288)                       (866,562)
                                      --------                   ---------          ---------                       ---------
Net increase...................        282,721                   1,477,323          1,031,483                       1,595,225
                                     =========                   =========          =========                       =========

------------------------------------------------------------------------------------------------------------------------------
                                               INTERNATIONAL                                      PACIFIC RIM
                                                   FUND                                     EMERGING MARKETS  FUND
------------------------------------------------------------------------------------------------------------------------------
                                     YEAR ENDED               *PERIOD ENDED       YEAR ENDED                     *PERIOD ENDED
                                     DEC. 31/95                 DEC. 31/94        DEC. 31/95                       DEC. 31/94
------------------------------------------------------------------------------------------------------------------------------
Shares sold....................        659,837                   1,148,011          546,094                           814,513
Shares issued to
shareholders in
reinvestment of
dividends......................         42,491                       2,981           15,245                             2,900
                                      --------                   ---------          ---------                        ---------
Total issued...................        702,328                   1,150,992          561,339                           817,413
Shares redeemed................       (66,801)                      (1,039)        (114,449)                           (3,418)
                                      --------                   ---------          ---------                        ---------
Net increase...................        635,527                   1,149,953          446,890                           813,995
                                     =========                   =========          =========                        =========

*Inception date
October 4, 1994

6.  INDUSTRY DISCLOSURE

As December 31, 1995 the International Fund and Pacific Rim Emerging Markets Fund portfolio diversification was as follows:



Industry                    International Fund             Pacific Rim Emerging
                                                               Markets Fund
-------------------------------------------------------------------------------
Basic Industries                   6.27%                             8.57%
Capital Goods                      6.58%                             6.90%
Conglomerates                      7.20%                             5.51%
Consumer goods                    16.31%                             7.15%
Consumer Services                  2.84%                             5.06%
Finance                           19.02%                            20.49%
General Business                   3.18%                             3.59%
Miscellaneous                      8.84%                            16.71%
Real Estate                        1.38%                             1.68%
Repurchase Agreements             13.09%                             7.13%
Technology                         3.49%                             2.97%
Transportation                      .28%                              .15%
Utilities                         11.52%                            14.09%
                              --------------------------------------------
Total                            100.00%                           100.00%
                              ============================================

7.   FOREIGN EXCHANGE CONTRACTS

The International and Pacific Rim Emerging Markets Fund will, from time to time, enter into foreign currency exchange contracts. There are costs and risks associated with such currency transactions. No type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's foreign securities nor will prevent loss if the prices of such securities should decline. No future or forward foreign exchange contracts were held by the fund at December 31, 1995.

8. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MSFI has an Investment Advisory Agreement with Manufacturers Adviser Corporation ("the Adviser"), a wholly-owned subsidiary of Manufacturer's Life Insurance Company of America which in turn is a wholly-owned subsidiary of The Manufacturers Life Insurance Company of Michigan ("MLIM"). MLIM is a life insurance holding company organized in 1983 under Michigan law and a wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife Financial"), a mutual life insurance company based in Toronto, Canada.

The Adviser is responsible for the management of MSFI's Funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of MSFI. For such services, the Adviser receives daily compensation at the annual rate of .50% from the Emerging Growth Equity Fund, Common Stock Fund, Real Estate Securities Fund, Balanced Assets Fund, Capital Growth Bond Fund and the Money - Market Fund.

For the International Fund and Pacific Rim Emerging Markets Fund, the Adviser receives the following for investment management: i) .85% of the average daily value of the aggregate net assets of each Fund on the first $100 million and ii) .70% of the average daily value of the aggregate net assets of each Fund in excess of $100 million. In addition, the Funds will reimburse the Adviser for general expenses necessary to the operation of the funds at the rate of i) up to .50% of the daily net assets of the portfolio for the International Fund and ii) up to .65% of the daily net assets of the portfolio for the Pacific Rim Emerging Markets Fund.

Certain officers and/or directors of MSFI are officers and/or directors of the Adviser, MHC, MLIM, and Manulife Financial, however, there are no common directors of MSFI and the Adviser.

9.  FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding for the periods indicated.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        EMERGING GROWTH EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED       YEAR ENDED        YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                DEC. 31/95       DEC. 31/94        DEC. 31/93         DEC. 31/92         DEC. 31/91
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period..........................      $18.55           $19.42            $17.76            $16.18                $9.95
                                                 --------         --------          --------          --------              -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................        0.03             0.01             (0.01)            (0.02)                  --
Net realized and unrealized gain or
(loss) on investments........................        5.10            (0.81)             4.16              3.51                 7.08
                                                 --------         --------          --------          --------              -------
Total from investment  operations............        5.13            (0.80)             4.15              3.49                 7.08
                                                 --------         --------          --------          --------              -------

DIVIDEND DISTRIBUTIONS:
Net investment income........................       (0.01)            0.00                --                --                   --
Net realized gain............................       (0.57)           (0.07)            (2.49)            (1.91)               (0.85)
                                                 --------         --------          --------          --------              -------
Total dividend distributions.................       (0.58)           (0.07)            (2.49)            (1.91)               (0.85)
                                                 --------         --------          --------          --------              -------
Net asset value, end of period...............      $23.10           $18.55            $19.42            $17.76               $16.18
                                                 ========         ========          ========          ========              =======
Net assets, end of period (in 000's).........    $162,426          $97,379           $55,767           $18,504               $9,822
Aggregate return on share outstanding
during entire period.........................       27.75 %          (4.10)%           23.89 %           21.82 %             71.34 %

Significant ratios :
Portfolio turnover...........................      145.42 %          69.40 %           92.95 %          126.62 %            87.63 %
Ratio of expenses to average
net assets...................................        0.50 %           0.50 %            0.50 %            0.50 %             0.50 %
Ratio of net investment income to
average net assets...........................        0.16 %           0.07 %           (0.04)%           (0.14)%             0.02 %
Ratio of net investment income and
realized and unrealized gain(loss)
to average net assets........................       23.73 %          (3.02)%           23.61 %           23.82 %            50.44 %


<ER,6,6,6,6,6>
9.  FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of capital stock outstanding for the periods indicated.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                COMMON STOCK FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                               YEAR ENDED          YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                               DEC. 31/95          DEC. 31/94       DEC. 31/93       DEC. 31/92       DEC. 31/91
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period........................      $13.36              $14.68           $13.73           $13.33           $10.48
                                                -------             -------          -------          -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................        0.24                0.20             0.19             0.18             0.21
Net realized and unrealized gain or
(loss) on investments......................        3.67               (0.81)            1.64             0.61             2.94
                                                -------             -------          -------          -------          -------
Total from investment operations..........        3.91               (0.61)            1.83             0.79             3.15
                                                -------             -------          -------          -------          -------

DIVIDEND DISTRIBUTIONS:
Net investment income......................         ---               (0.20)           (0.19)           (0.18)           (0.21)
Net realized gain..........................         ---               (0.51)           (0.69)           (0.21)           (0.09)
                                                -------             -------          -------          -------          -------
Total dividend distributions...............        0.00               (0.71)           (0.88)           (0.39)           (0.30)
                                                -------             -------          -------          -------          -------
Net asset value, end of period.............      $17.27              $13.36           $14.68           $13.73           $13.33
                                                =======             =======          =======          =======          =======

Net assets, end of period (in 000's).......     $60,996             $34,829          $21,651           $9,708           $5,480
Aggregate return on share outstanding
during entire period.......................       29.23 %             (4.19) %         13.39 %           6.07 %          30.18 %

Significant ratios :
Portfolio turnover.........................      109.03 %             84.78 %          88.23 %          47.60 %          53.01 %
Ratio of expenses to average
net assets.................................        0.50 %              0.50 %           0.50 %           0.50 %           0.50 %
Ratio of net investment income to
average net assets.........................        1.76 %              1.53 %           1.39 %           1.51 %           1.78 %
Ratio of net investment income and
realized and unrealized gain (loss)
to average net assets......................       25.70 %             (4.49) %         11.50 %           7.94 %          25.41 %


<ER,6,6,6,6,6>
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              REAL ESTATE SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                   YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                   DEC. 31/95        DEC. 31/94       DEC. 31/93       DEC. 31/92        DEC. 31/91
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period........................           $13.34            $14.07           $12.75           $10.92             $8.16
                                                     -------           --------          ------           ------           -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................             0.67              0.55             0.47             0.45              0.53
Net realized and unrealized gain or
(loss) on investments......................             1.35             (0.93)            2.38             1.83              2.76
                                                     -------           --------          ------           ------           -------
Total from investment operations..........             2.02             (0.38)            2.85             2.28              3.29
                                                     -------           --------          ------           ------           -------
DIVIDEND DISTRIBUTIONS:
Net investment income......................           (0.26)             (0.27)           (0.47)           (0.45)            (0.53)
Net realized gain..........................              ---             (0.08)           (1.06)             ---               ---
                                                     -------           --------          ------           ------           -------
Total dividend distributions...............            (0.26)            (0.35)           (1.53)           (0.45)            (0.53)
                                                     -------           --------          ------           ------           -------
Net asset value, end of period.............           $15.10            $13.34           $14.07           $12.75            $10.92
                                                     =======           =======           =======          =======          =======
Net assets, end of period (in 000's).......          $52,440           $42,571          $24,106           $7,273            $4,120

Aggregate return on share outstanding
during entire period.......................            15.14 %           (2.76) %         22.61 %          21.29 %           41.10 %

Significant ratios :
Portfolio turnover.........................           136.05 %           35.60 %         143.00 %          70.71 %           40.29 %
Ratio of expenses to average
net assets.................................             0.50 %            0.50 %           0.50 %           0.50 %            0.50 %
Ratio of net investment income to
average net assets.........................             5.06 %            4.26 %           3.93 %           4.13 %            5.40 %
Ratio of net investment income and
realized and unrealized gain (loss)
to average net assets......................            14.51 %           (4.48) %         15.23 %          20.29 %           33.48 %


Selected data for a share of capital stock outstanding for the periods indicated.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  BALANCED ASSETS FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                  YEAR ENDED          YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                  DEC. 31/95          DEC. 31/94       DEC. 31/93       DEC. 31/92       DEC. 31/91
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period........................          $13.77             $15.18           $14.52           $14.51             $12.35
                                                   --------            -------          -------          -------            -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................            0.53               0.48             0.44             0.51               0.60
Net realized and unrealized gain or
(loss) on investments......................            2.87              (1.11)            1.29             0.37               2.22
                                                   --------            -------          -------          -------            -------
Total from investment operations..........             3.40              (0.63)            1.73             0.88               2.82
                                                   --------            -------          -------          -------            -------

DIVIDEND DISTRIBUTIONS:
Net investment income......................           (0.02)             (0.48)           (0.44)           (0.51)             (0.60)
Net realized gain..........................              --              (0.30)           (0.63)           (0.36)             (0.06)
                                                   --------            -------          -------          -------            -------
Total dividend distributions...............           (0.02)             (0.78)           (1.07)           (0.87)             (0.66)
                                                   --------            -------          -------          -------            -------
Net asset value, end of period.............          $17.15             $13.77           $15.18           $14.52             $14.51
                                                   ========            =======          =======          =======            =======
Net assets, end of period (in 000's).......        $110,761            $74,737          $58,156          $27,733            $18,515

Aggregate return on share outstanding
during entire period.......................           24.69 %            (4.15)%          11.99 %           6.21 %            23.36%

Significant ratios :
Portfolio turnover.........................           98.99 %            86.42 %          96.62 %          75.83 %            41.95%
Ratio of expenses to average
net assets.................................            0.50 %             0.50 %           0.50 %           0.50 %             0.50%
Ratio of net investment income to
average net assets.........................            3.65 %             3.37 %           3.08 %           3.75 %             4.52%
Ratio of net investment income and
realized and unrealized gain (loss)
to average net assets......................           21.79 %            (4.11)%          10.09 %           6.99 %            20.84%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                           CAPITAL GROWTH BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                DEC. 31/95       DEC. 31/94       DEC. 31/93       DEC. 31/92        DEC. 31/91
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period........................       $10.10           $11.33           $11.12           $11.47              $10.62
                                                 -------          -------          -------          -------             -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................         0.72             0.72             0.65             0.77                0.83
Net realized and unrealized gain or
(loss) on investments......................         1.32            (1.22)            0.51            (0.11)               0.85
                                                 -------          -------          -------          -------             -------
Total from investment operations..........          2.04            (0.50)            1.16             0.66                1.68
                                                 -------          -------          -------          -------             -------

DIVIDEND DISTRIBUTIONS:
Net investment income......................        (0.72)           (0.72)           (0.65)           (0.78)              (0.83)
Net realized gain..........................        (0.12)           (0.01)           (0.30)           (0.23)                 --
                                                 -------          -------          -------          -------             -------
Total dividend distributions...............        (0.84)           (0.73)           (0.95)           (1.01)              (0.83)
                                                 -------          -------          -------          -------             -------
Net asset value, end of period.............       $11.30           $10.10           $11.33           $11.12              $11.47
                                                 =======          =======          =======          =======             =======

Net assets, end of period (in 000's).......      $42,694          $33,618          $41,183          $30,695             $29,326
Aggregate return on share outstanding
during entire period.......................        20.24 %          (4.49)%          10.56 %           5.89 %             16.38 %

Significant ratios :
Portfolio turnover.........................        84.74 %          79.04 %          94.75 %         153.05 %             19.60 %
Ratio of expenses to average
net assets.................................         0.50 %           0.50 %           0.50 %           0.50 %              0.50 %
Ratio of net investment income to
average net assets.........................         6.36 %           6.29 %           5.69 %           6.76 %              7.54 %
Ratio of net investment income and
realized and unrealized gain (loss)
to average net assets......................        18.11 %          (5.23)%           9.28 %           5.78 %             15.35 %


<ER,6,6,6,6,6>
9.  FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of capital stock outstanding for the periods indicated.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                    YEAR ENDED        YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                    DEC. 31/95        DEC. 31/94      DEC. 31/93       DEC. 31/92       DEC. 31/91
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period..............................     $10.26            $10.23           $10.22          $10.21           $10.21
                                                     -------           -------          -------         -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................       0.58              0.39             0.27            0.34             0.57
Net realized and unrealized loss on investments
and foreign currency transactions and translation        ---               ---              ---             ---              ---
                                                     -------           -------          -------         -------          -------
Total from investment operations................        0.58              0.39             0.27            0.34             0.57
                                                     -------           -------          -------         -------          -------

DIVIDEND DISTRIBUTIONS:
Net investment income............................        ---             (0.36)           (0.26)          (0.33)           (0.57)
Net realized gain................................        ---               ---              ---             ---              ---
                                                     -------           -------          -------         -------          -------

Total dividend distributions.....................       0.00             (0.36)           (0.26)          (0.33)           (0.57)
                                                     -------           -------          -------         -------          -------

Net asset value, end of period...................     $10.84            $10.26           $10.23          $10.22           $10.21
                                                     =======           =======          =======         =======          =======

Net assets, end of period (in 000's).............    $35,992           $24,384          $13,860         $10,825           $8,615
Aggregate return on share outstanding
during entire period.............................       5.63 %            3.89 %           2.73 %          3.40 %           5.60 %

Significant ratios :
Portfolio turnover...............................       None              None             None            None             None
Ratio of expenses to average
net assets.......................................       0.50 %            0.50 %           0.50 %          0.50 %           0.50 %
Ratio of net investment income to
average net assets...............................       5.35 %            3.84 %           2.67 %          3.25 %           5.45 %
Ratio of net investment income and
realized and unrealized gain (loss)
to average net assets............................       5.35 %            3.84 %           2.67 %          3.25 %           5.45 %


<ER,6,6,6,6>
-----------------------------------------------------------------------------------------------------------------------------------
                                                          INTERNATIONAL FUND                     PACIFIC RIM EMERGING MARKETS FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                   YEAR ENDED            +PERIOD ENDED           YEAR ENDED          +PERIOD ENDED
                                                   DEC. 31/95             DEC. 31/94             DEC. 31/95           DEC. 31/94
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period........................           $9.82                  $10.00                 $9.41                $10.00
                                                    -------                 -------               -------               -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................            0.13                    0.02                  0.12                  0.04
Net realized and unrealized loss on
investments and foreign currency
transactions and translation...............            0.98                   (0.18)                 0.96                 (0.59)
                                                    -------                 -------               -------               -------
Total from investment operations...........            1.11                   (0.16)                 1.08                 (0.55)
                                                    -------                 -------               -------               -------

DIVIDEND DISTRIBUTIONS:
Net investment income......................           (0.13)                  (0.02)                (0.09)                (0.04)
Net realized gain..........................           (0.13)                   0.00                 (0.04)                 0.00
                                                    -------                 -------               -------               -------
Total dividend distributions...............           (0.26)                  (0.02)                (0.13)                (0.04)
                                                    -------                 -------               -------               -------
Net asset value, end of period.............          $10.67                   $9.82                $10.36                 $9.41
                                                    =======                 =======               =======               =======

Net assets, end of period (in 000's).......         $19,048                 $11,290               $13,057                $7,657
Aggregate return on share outstanding
during entire period.......................           11.28 %                 (1.54) %              11.47 %               (5.63) %

Significant ratios :
Portfolio turnover.........................           60.95 %                  0.00 %               54.85 %                0.00 %
Ratio of expenses to average
net assets.................................            1.35 %                  1.35 % *              1.50 %                1.50 % *
Ratio of net investment income to
average net assets.........................            1.49 %                  1.31 % *              1.01 %                1.84 % *
Ratio of net investment income and
realized and unrealized gain (loss)
to average net assets......................           11.39 %                 (6.28) % *            11.86 %              (23.41) % *


 * Inception Date October 4, 1994
** Annualized


                         Report of Independent Auditors


The Board of Directors
Manulife Series Fund, Inc.


We have audited the accompanying statements of assets and liabilities, including the statements of investments of Manulife Series fund, Inc. (comprised of the Emerging Growth Equity Fund, Common Stock Fund, Real Estate Securities Fund, Balanced Assets Fund, Capital Growth Bond Fund, Money Market Fund, International Fund and Pacific Rim Emerging Markets Fund) as of December 31, 1995 and the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights, based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Manulife Series Fund, Inc. at December 31, 1995, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented herein, in conformity with generally accepted accounting principles.



                                              [ARTWORK] - Ernst & Young LLP


Philadelphia, Pennsylvania
February 2, 1996

                              Directors & Officers


------------------------------------------------------------------------------------------------------------------
NAME                           POSITION WITH              PRINCIPAL OCCUPATIONS
                               THE COMPANY                DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
*Edward C. Balzarotti          Director                   President, Jettron Products Inc., East Hanover, NJ.

Donald A. Guloien              Director                   Senior Vice President, Business Development - 1994 -
                               and President              present, The Manufacturers Life Insurance Company; Vice
                                                          President, U.S. Individual Business - 1990 - 1994,
                                                          The Manufacturers Life Insurance Company;
                                                          Marketing Vice President, U.S. Individual Business -
                                                          1988 - 1990, The Manufacturers Life Insurance Company.

*Francis J. Knott              Director                   President - 1992 - present, VITAL Resources;
                                                          Chairman - 1989 - 1992, Videoconferencing Systems,
                                                          Inc.; prior thereto, President, Videoconferencing
                                                          Systems, Inc Norcross, GA.

*F. David Rolwing              Director                   President, Montgomery Mutual Insurance Company,
                                                          Sandy Spring, MD.

John D. Richardson             Director                   Senior Vice President, and General Manager, U.S.
                               and Chariman               Operations - 1995 - present, The Manufacturers Life
                                                          Insurance Company; Senior Vice President and General
                                                          Manager, Canadian Operations - 1992 - 1994, The
                                                          Manufacturers Life Insurance Company; Senior Vice
                                                          President, Financial Services - 1992, The Manufacturers
                                                          Life Insuarance Company; Executive Vice  Chairman & CFO
                                                          - 1989 - 1991, Canada  Trust.

Douglas H. Myers               Vice President,            Assistant Vice President and Controller - 1988 - present
                               Compliance                 The Manufacturers Life Insurance Company.
                               Vice President,
                               Finance and
                               Treasurer

Sheri L. Kocen                 Secretary and              Senior Counsel - 1990 - present, The Manufacturers
                               General Counsel            Life Insurance Company; prior thereto
                                                          Associate General Counsel - 1985 - 1989, Prudential
                                                          Capital Corporation, Los Angeles, CA.


* Audit Committee Member

                                     NOTES

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                               MANULIFE FINANCIAL


    Manulife Financial and the block design are registered service marks of
          The Manufacturers Life Insurance Company and are used by it and its subsidiaries.


                       IM5058AR  02/96  Printed in Canada